CLASS D SHARES

                  PIMCO Funds Prospectus




                  --------------------------------------------------------------
Pacific           STOCK FUNDS
Investment
Management        StocksPLUS Fund
Series            StocksPLUS Short Strategy Fund*

April 1, 1998
                  --------------------------------------------------------------
                  STOCK AND BOND FUNDS

                  Strategic Balanced Fund

                  --------------------------------------------------------------
                  LONG-TERM BOND FUNDS

                  Long-Term U.S. Government Fund*

                  --------------------------------------------------------------
                  INTERMEDIATE-TERM BOND FUNDS

                  Emerging Markets Bond Fund*        Total Return Fund II*
                  Emerging Markets Bond Fund II*     Total Return Fund III*
                  Foreign Bond Fund                  Total Return Mortgage Fund
                  Global Bond Fund*                  Commercial Mortgage
                  Global Bond Fund II*                 Securities Fund*
                  International Bond Fund*           Moderate Duration Fund*
                  High Yield Fund                    Real Return Bond Fund
                  Total Return Fund

                  --------------------------------------------------------------
                  SHORTER-TERM BOND FUNDS

                  Low Duration Fund                  Low Duration Mortgage Fund*
                  Low Duration Fund II*              Short-Term Fund
                  Low Duration Fund III*             Money Market Fund*

                  --------------------------------------------------------------
                  TAX EXEMPT FUND

                  Municipal Bond Fund

                  * These Funds are not available for investment as of the date of this Prospectus.



                                              [LOGO OF PIMCO FUNDS APPEARS HERE]

            PIMCO Funds: Pacific Investment Management Series
            Prospectus

            April 1, 1998

            PIMCO Funds: Pacific Investment Management Series (the "Trust") is an open-end series management investment company offering twenty-five separate investment portfolios (each a "Fund") in this prospectus. The Trust is designed to provide access to the profes-sional investment management services offered by Pacific Investment Management Company ("Pacific Investment Management"), which serves as investment adviser (the "Advisor") to the Funds. The address of PIMCO Funds is 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660.

            Each Fund offers Class D shares in this Prospectus. Through sepa-rate prospectuses, certain Funds and other series of the Trust of-fer up to five additional classes of shares, Institutional Class shares, Administrative Class shares, Class A shares, Class B shares and Class C shares. See "Description of the Trust--Multiple Classes of Shares."

            This Prospectus concisely describes the information investors should know before investing in Class D shares of the Funds. Please read this Prospectus carefully and keep it for further ref-erence. Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest and of investment policies and restric-tions applicable to each Fund, are set forth in this Prospectus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of each Fund's in-vestments will change, the investment returns and net asset value per share of each Fund will vary.

            Class D shares are offered only to financial service firms, such as broker-dealers or registered investment advisers, with which the Funds' distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. Other eligible investors are listed under "How to Buy Shares." If you wish to purchase shares directly from the Trust or the Funds' distributor, please consider one of the other classes of shares. See "Description of the Trust--Multiple Classes of Shares."

            A Statement of Additional Information, dated April 1, 1998, as amended or supplemented from time to time, is available free of charge by writing to PIMCO Funds Distributors LLC (the "Dis-tributor"), 2187 Atlantic Street, Stamford, Connecticut 06902, or by telephoning 800-426-0107. The Statement of Additional Information, which contains more detailed information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. The Securities and Exchange Commission maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information about the Funds.

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SE-CURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMIS-SION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.

            SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARAN-TEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORA-TION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ENTAIL RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

            INVESTMENT IN THE MONEY MARKET FUND (OR IN ANY OTHER FUND) IS NEI-THER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

            EACH OF THE FUNDS, EXCEPT THE MONEY MARKET FUND AND THE MUNICIPAL BOND FUND, MAY INVEST ALL OF ITS ASSETS IN DERIVATIVE INSTRUMENTS, SOME OF WHICH MAY BE PARTIC-ULARLY SENSITIVE TO CHANGES IN PREVAILING INTEREST RATES. UNEX-PECTED CHANGES IN INTEREST RATES MAY ADVERSELY AFFECT THE VALUE OF A FUND'S INVESTMENTS IN PARTICULAR DERIVATIVE INSTRUMENTS.

            THE HIGH YIELD AND EMERGING MARKETS BOND FUNDS MAY INVEST ALL OF THEIR ASSETS IN JUNK BONDS, WHICH ARE SUBJECT TO HIGH RISK, AND SPECULATIVE WITH REGARD TO PAYMENT OF INTEREST AND RETURN OF PRIN-CIPAL. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE IN-VESTING IN THE HIGH YIELD FUND. SEE "CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES--HIGH YIELD SECURITIES ("JUNK BONDS")."


                               TABLE OF CONTENTS

PIMCO Funds Overview..............   3   Distributor.......................  38
Schedule of Fees..................   4   How Net Asset Value Is Determined
Investment Objectives and                ..................................  39
Policies..........................   6   Distributions.....................  40
Investment Risks and                     Taxes.............................  42
Considerations....................  13   Management of the Trust...........  42
Characteristics and Risks of             Description of the Trust..........  45
 Securities                              Mailings to Shareholders..........  46
 and Investment Techniques........  14   Appendix A--Description of
Performance Information...........  28   Duration..........................  47
How to Buy Shares.................  30   Appendix B--Description of
Exchange Privilege................  34   Securities Ratings................  48
How to Redeem.....................  34

2  PIMCO Funds: Pacific Investment Management Series

            PIMCO Funds Overview Pacific Investment Management, a subsidiary partnership of PIMCO Advisors L.P., is the investment adviser of all of the Funds. Pa-cific Investment Management is one of the premier fixed income investment management firms in the U.S. As of December 31, 1997, Pacific Investment Management had approximately $118 billion in assets under management. Pacific Investment Management invests in all sectors of the fixed income market, using its total return philosophy--seeking capital appreciation as well as yield.

                            PIMCO                     PRIMARY
                            FUND NAME                 OBJECTIVE                              DURATION          CREDIT QUALITY(/1/)
           -----------------------------------------------------------------------------------------------------------------------
           LONG-TERM BOND   Long-Term U.S. Government Maximum total return, consistent       Greater than or   A to Aaa
            FUNDS                                     with preservation of capital           equal to
                                                      and prudent investment management      8 years
           -----------------------------------------------------------------------------------------------------------------------
           INTERMEDIATE-    Emerging Markets Bond     Maximum total return, consistent       0-8 years         B to Aaa
           TERM                                       with preservation of capital
           BOND FUNDS                                 and prudent investment management
                                                      (non-U.S.)
                            ------------------------------------------------------------------------------------------------------
                            Emerging Markets Bond II  Maximum total return, consistent       0-8 years         B to Aaa
                                                      with preservation of capital and
                                                      prudent investment management
                            ------------------------------------------------------------------------------------------------------
                            Foreign Bond              Maximum total return, consistent       3-6 years         B to Aaa; max
                                                      with preservation of capital                             10% below Baa
                                                      and prudent investment management
                                                      (non-U.S.)
                            ------------------------------------------------------------------------------------------------------
                            Global Bond               Maximum total return, consistent       3-6 years         B to Aaa; max
                                                      with preservation of capital (U.S.                       10% below Baa
                                                      and non-U.S.)
                            ------------------------------------------------------------------------------------------------------
                            Global Bond II            Maximum total return, consistent       3-6 years         B to Aaa; max
                                                      with preservation of capital (U.S.                       10% below Baa
                                                      and non-U.S.)
                            ------------------------------------------------------------------------------------------------------
                            International Bond        Maximum total return, consistent       0-8 years         Baa to Aaa
                                                      with preservation of capital (U.S.
                                                      and non-U.S.)
                            ------------------------------------------------------------------------------------------------------
                            High Yield                Maximum total return, consistent       2-6 years         B to Aaa; min
                                                      with preservation of capital                             65% below Baa
                                                      and prudent investment management
                            ------------------------------------------------------------------------------------------------------
                            Total Return              Maximum total return, consistent       3-6 years         B to Aaa; max
                                                      with preservation of capital                             10% below Baa
                                                      and prudent investment management
                            ------------------------------------------------------------------------------------------------------
                            Total Return II           Maximum total return, consistent       3-6 years         Baa to Aaa
                                                      with preservation of capital
                            ------------------------------------------------------------------------------------------------------
                            Total Return III          Maximum total return, consistent       3-6 years         B to Aaa; max
                                                      with preservation of capital                             10% below Baa
                            ------------------------------------------------------------------------------------------------------
                            Total Return Mortgage     Maximum total return, consistent       Lehman            Baa to Aaa; max
                                                      with preservation of capital and       Mortgage          10% below Aaa
                                                      prudent investment management          Index plus or
                                                                                             minus 1.5 yrs
                            ------------------------------------------------------------------------------------------------------
                            Commercial Mortgage       Maximum total return, consistent       3-8 years         B to Aaa; max
                            Securities                with preservation of capital                             35% below Baa
                            ------------------------------------------------------------------------------------------------------
                            Moderate Duration         Maximum total return, consistent       2-5 years         B to Aaa; max
                                                      with preservation of capital                             10% below Baa
                            ------------------------------------------------------------------------------------------------------
                            Real Return Bond          Maximum real return, consistent        Not applicable,   A to Aaa
                                                      with preservation of real capital      but see Fund
                                                      and prudent investment management      description
           -----------------------------------------------------------------------------------------------------------------------
           SHORTER-TERM     Low Duration              Maximum total return, consistent       1-3 years         B to Aaa; max
            BOND FUNDS                                with preservation of capital                             10% below Baa
                                                      and prudent investment management
                            ------------------------------------------------------------------------------------------------------
                            Low Duration II           Maximum total return, consistent       1-3 years         A to Aaa
                                                      with preservation of capital
                            ------------------------------------------------------------------------------------------------------
                            Low Duration III          Maximum total return, consistent       1-3 years         B to Aaa; max
                                                      with preservation of capital                             10% below Baa
                            ------------------------------------------------------------------------------------------------------
                            Low Duration Mortgage     Maximum total return, consistent       1-3 years         B to Aaa;
                                                      with preservation of capital and                         10% below Aaa
                                                      prudent investment management
                            ------------------------------------------------------------------------------------------------------
                            Short-Term                Maximum current income, consistent     0-1 year          B to Aaa; max
                                                      with preservation of capital and                         10% below Baa
                                                      daily liquidity
                            ------------------------------------------------------------------------------------------------------
                            Money Market              Maximum current income, consistent     Less than or      Min 95% Aaa or
                                                      with preservation of capital and       equal to 90 days  Prime 1; less
                                                      daily liquidity                        dollar-weighted   than or equal to
                                                                                             average maturity  5% Aa or Prime 2
           -----------------------------------------------------------------------------------------------------------------------
           TAX EXEMPT FUND  Municipal Bond            High current income exempt from        3-10 years        Ba to Aaa; max
                                                      federal income tax, consistent with                      10% below Baa
                                                      preservation of capital
           -----------------------------------------------------------------------------------------------------------------------
           EQUITY FUND      StocksPLUS(/2/)           Total return which exceeds that of the 0-1 year          B to Aaa; max
                                                      S&P 500                                                  10% below Baa
                            ------------------------------------------------------------------------------------------------------
                            StocksPLUS Short          Total return through implementation    0-1 year          B to Aaa; max
                            Strategy                  of short positions on the S&P 500                        10% below Baa
           -----------------------------------------------------------------------------------------------------------------------
           STOCK AND BOND   Strategic Balanced        Maximum total return, consistent       0-6 years         B to Aaa; max
            FUNDS                                     with preservation of capital                             10% below Baa
           -----------------------------------------------------------------------------------------------------------------------

FUND
PROFILES
            1. As rated by Moody's Investors Service, Inc., or if unrated, de-termined to be of comparable quality. For specific information concerning the credit quality of the securities in each Fund's portfolio, see "Investment Objectives and Policies."
            2. The StocksPLUS Fund may invest all of its assets in stock index futures backed by short-term bonds.

                                                      April 1, 1998 Prospectus 3

            Schedule of Fees



           All Funds-Class D Shares
           -------------------------------------------------------------------
           MAXIMUM INITIAL SALES CHARGE IMPOSED ON PURCHASES
            (as a percentage of offering price at time of purchase)    None
           -------------------------------------------------------------------
           MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS
            (as a percentage of net asset value at time of purchase)   None
           -------------------------------------------------------------------
           MAXIMUM DEFERRED SALES CHARGE
            (as a percentage of original purchase price)               None
           -------------------------------------------------------------------
           EXCHANGE FEE                                                None

SHAREHOLDER
TRANSACTION
EXPENSES

                                                                                     EXAMPLE: You
                                                                                     would pay the
                                                                                     following
                                                                                     expenses on a
                                                                                     $1,000 investment
                                                                                     assuming (1) 5%
                                                                                     annual return and
                                        ANNUAL FUND OPERATING                        (2) redemption at
                                        EXPENSES (As a percentage of                 the end of each
                                        average net assets):                         time period:
                                                                         TOTAL
                                                  ADMINI-    12b-1       FUND
                                        ADVISORY  STRATIVE   (SERVICE)   OPERATING   YEAR
           FUND                         FEE       FEE(/1/)   FEE(/1/)    EXPENSES    1    3   5   10
           --------------------------------------------------------------------------------------------
           LONG-TERM U.S.
           GOVERNMENT                   .25%      .40%        0.25%        .90%       $ 9  $29 $50 $111
           --------------------------------------------------------------------------------------------
           EMERGING MARKETS BOND        .45       .55         0.25        1.25         --   --  --   --
           --------------------------------------------------------------------------------------------
           EMERGING MARKETS BOND II     .45       .55         0.25        1.25         --   --  --   --
           --------------------------------------------------------------------------------------------
           FOREIGN BOND                 .25       .45         0.25         .95         10   30  53  117
           --------------------------------------------------------------------------------------------
           GLOBAL BOND                  .25       .45         0.25         .95         10   30  53  117
           --------------------------------------------------------------------------------------------
           GLOBAL BOND II               .25       .45         0.25         .95         10   30  53  117
           --------------------------------------------------------------------------------------------
           INTERNATIONAL BOND           .25       .45         0.25         .95         10   30  53  117
           --------------------------------------------------------------------------------------------
           HIGH YIELD                   .25       .40         0.25         .90          9   29  50  111
           --------------------------------------------------------------------------------------------
           TOTAL RETURN                 .25       .25         0.25         .75          8   24  42   93
           --------------------------------------------------------------------------------------------
           TOTAL RETURN II              .25       .40         0.25         .90          9   29  50  111
           --------------------------------------------------------------------------------------------
           TOTAL RETURN III             .25       .40         0.25         .90          9   29  50  111
           --------------------------------------------------------------------------------------------
           TOTAL RETURN MORTGAGE        .25       .40         0.25         .90          9   29  50  111
           --------------------------------------------------------------------------------------------
           COMMERCIAL MORTGAGE
            SECURITIES                  .40       .40         0.25        1.05         11   33  58  128
           --------------------------------------------------------------------------------------------
           MODERATE DURATION            .25       .40         0.25         .90          9   29  50  111
           --------------------------------------------------------------------------------------------
           REAL RETURN BOND             .25       .40         0.25         .90          9   29  50  111
           --------------------------------------------------------------------------------------------
           LOW DURATION                 .25       .25         0.25         .75          8   24  42   93
           --------------------------------------------------------------------------------------------
           LOW DURATION II              .25       .40         0.25         .90          9   29  50  111
           --------------------------------------------------------------------------------------------
           LOW DURATION III             .25       .40         0.25         .90          9   29  50  111
           --------------------------------------------------------------------------------------------
           LOW DURATION MORTGAGE        .25       .40         0.25         .90          9   29  50  111
           --------------------------------------------------------------------------------------------
           SHORT-TERM                   .25       .25         0.25         .75          8   24  42   93
           --------------------------------------------------------------------------------------------
           MONEY MARKET                 .15       .20         0.25         .60         --   --  --   --
           --------------------------------------------------------------------------------------------
           MUNICIPAL BOND               .25       .35         0.25         .90          9   27  47  105
           --------------------------------------------------------------------------------------------
           STOCKSPLUS                   .40       .40         0.25        1.05         11   33  58  128
           --------------------------------------------------------------------------------------------
           STOCKSPLUS SHORT
             STRATEGY                   .40       .40         0.25        1.05         11   33  58  128
           --------------------------------------------------------------------------------------------
           STRATEGIC BALANCED           .40       .40         0.25        1.05         11   33  58  128
           --------------------------------------------------------------------------------------------

            1. The administration agreement for Class D shares has been adopted in conformity with the requirements set forth in Rule 12b-1 of the Investment Company Act of 1940. The plan provides that up to .25% per annum of the total fees paid under the administration agreement may represent reimbursement for expenses in respect of activities ("subject activities") that may be deemed to be primarily intended to result in the sale of Class D shares. The Money Market Fund will pay a total of .45% per annum, the Short-Term, Low Duration and Short-Term Funds will pay a total of .50% per annum, the Municipal Bond Fund will pay a total of .60% per annum, the Foreign Bond, Global Bond, Global Bond II and International Bond Funds will pay a total of .70% per annum, the Emerging Markets Bond and Emerging Markets Bond Fund II will pay a total of .80% per annum, and each remaining Fund will pay a total of .65% per annum, under the administration agreement regardless of whether a portion or none of the .25% authorized under the plan is paid for subject services. To the extent that any payments are deemed to be made pursuant to the plan, the funds intend to treat such payments as service fees for purposes of applicable rules of the National Association of Securities Dealers, Inc. See "Management of the Trust--Fund Administrator".

            The purpose of the foregoing tables is to assist investors in un-derstanding the various costs and expenses of the Trust that are borne directly or indirectly by Class D shareholders of the Funds. The information is based upon each Fund's current fees and expenses.

            NOTE: THE FIGURES SHOWN IN THE EXAMPLE ARE ENTIRELY HYPOTHETICAL. THEY ARE NOT REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EX-PENSES; ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN.

4 PIMCO Funds: Pacific Investment Management Series

                     (This page left blank intentionally)


                                                      April 1, 1998 Prospectus 5

             Investment Objectives and Policies

             The investment objective and general investment policies of each Fund are described below. There can be no assurance that the in-vestment objective of any Fund will be achieved. For temporary, defensive or emergency purposes, a Fund may invest without limit in U.S. debt securities, including short-term money market securi-ties, when in the opinion of the Advisor it is appropriate to do so. It is impossible to predict for how long such alternative strategies will be utilized. The value of all securities and other instruments held by the Funds will vary from time to time in re-sponse to a wide variety of market factors. Consequently, the net asset value per share of each Fund will vary, except that the Money Market Fund will attempt to maintain a net asset value of $1.00 per share, although there can be no assurance that the Fund will be successful in doing so.
                The investment objective of the Global Bond Fund II described in this Prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval by vote of a majority of the outstanding shares of that Fund. If there is a change in a Fund's investment objective, including a change approved by a shareholder vote, shareholders should con-sider whether the Fund remains an appropriate investment in light of their then current financial position and needs.
                Specific portfolio securities eligible for purchase by the
             Funds, investment techniques that may be used by the Funds, and the risks associated with these securities and techniques are de-scribed more fully under "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Ob-jectives and Policies" in the Statement of Additional Information.

FIXED        With the exception of the StocksPLUS, StocksPLUS Short Strategy and
INCOME FUND Strategic Balanced Funds, each remaining Fund (together, the "Fixed DESCRIPTIONS Income Funds") differs from the others primarily in the length of the Fund's duration or the proportion of its investments in certain types of fixed income securities. For a discussion of the concept of duration, see "Appendix A--Description of Duration."

                The investment objective of the Global Bond Fund II is to seek maximum total return, consistent with the preservation of capital. The investment objective of the Municipal Bond Fund is to seek high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective of the Municipal Bond Fund. The investment objective of the Real Return Bond Fund is to seek to realize maximum real return, consistent with the preservation of real capital and prudent investment management. For a discussion of "real return," see "Total Return and Real Return," below. The investment objective of the Short-Term Fund and the Money Market Fund is to seek to obtain maximum current income consistent with preservation of capital and daily liquidity. The Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so. Each of the remaining Fixed Income Funds seeks to maximize total return, consistent with preservation of capital and prudent investment management .

                In selecting securities for each Fixed Income Fund, the Advisor utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecast-ing, and other security selection techniques. The proportion of each Fund's assets committed to investment in securities with par-ticular characteristics (such as maturity, type and coupon rate) will vary based on the Advisor's outlook for the U.S. and foreign economies, the financial markets, and other factors.
                Each of the Fixed Income Funds will invest at least 65% of its assets in the following types of securities, which, unless specif-ically provided otherwise in the descriptions of the Funds that follow, may be issued by domestic or foreign entities and denomi-nated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentali-ties ("U.S. Government securities"); corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-in-dexed bonds issued by both governments and corporations; struc-tured notes, including hybrid or "indexed" securities, and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repur-chase agreements; debt securities issued by states or local gov-ernments and their agencies, authorities and other instrumentali-ties; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Fixed income securities may have fixed, variable, or floating

6 PIMCO Funds: Pacific Investment Management Series
            rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary ac-cording to changes in relative values of currencies. Each of the Fixed Income Funds may hold different percentages of its assets in these various types of securities, and each Fund, except the Money Market Fund, may invest all of its assets in derivative instru-ments or in mortgage- or asset-backed securities. Each of the Fixed Income Funds, except the Money Market Fund, may adhere to its investment policy by entering into a series of purchase and sale contracts or utilizing other investment techniques by which it may obtain market exposure to the securities in which it pri-marily invests.
               In addition, each of the Fixed Income Funds may lend its port-
            folio securities to brokers, dealers and other financial institu-tions in order to earn income. Each of the Fixed Income Funds may purchase and sell options and futures subject to the limits dis-cussed below, engage in credit spread trades and enter into for-ward foreign currency contracts.
               Each of the Foreign Bond, Global Bond, Global Bond II,
            International Bond, Emerging Markets Bond, Emerging Markets Bond II and Real Return Bond Funds will normally invest at least 80% of its total assets in "bonds." For this purpose, each of these Funds considers the various types of debt or fixed income securities in which it invests, as specifically described elsewhere in this Pro-spectus, to be "bonds" as referenced in that Fund's name. The use of this name is not meant to restrict a Fund's investment to the narrow category of debt securities that are formally called "bonds."
                 As a non-fundamental, operating policy, the Advisor intends to use foreign currency-related derivative instruments (currency futures and related options, currency options, forward contracts and swap agreements) in an effort to hedge foreign currency risk with respect to at least 75% of the assets of the Fixed Income Funds (other than the Global Bond, Emerging Markets Bond and Emerging Markets Bond II Funds) denominated in currencies other than the U.S. dollar. There can be no assurance that the Advisor will be successful in doing so. The active use of currency derivatives involves transaction costs which may adversely effect yield and return.

            The compositions of the Fixed Income Funds differ as follows:

            LONG-TERM U.S. GOVERNMENT FUND invests in a diversified portfolio of primarily U.S. Government securities, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Advisor deems it appropriate to do so. The Fund will have a minimum aver-age portfolio duration of eight years. For point of reference, the dollar-weighted average portfolio maturity of the Fund is normally expected to be more than ten years. The total rate of return is expected to exhibit more volatility than that of the other Fixed Income Funds due to the greater investment risk normally associ-ated with longer duration investments. The Long-Term U.S. Govern-ment Fund's investments in fixed income securities are limited to those of U.S. dollar-denominated securities of domestic and for-eign issuers that are rated at least A by Moody's Investors Serv-ice, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or, if unrated, determined by the Advisor to be of comparable quality). In addition, the Fund will not acquire a security if, as a result, more than 10% of the Fund's total assets would be in-vested in securities rated below Aa by Moody's or below AA by S&P, or if more than 25% of the Fund's total assets would be invested in securities rated Aa by Moody's or AA by S&P.

            MUNICIPAL BOND FUND seeks high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective. The Fund seeks its objectives by investing in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Municipal Bonds"). Municipal Bonds generally are issued by states and local governments and their agencies, authorities and other instrumentalities. It is a policy of the Fund that, under normal market conditions, at least 80% of its net assets will be invested in Municipal Bonds. The Fund may invest up to 20% of its net assets in U.S. Government securities, money market in-struments and/or "private activity" bonds. Under normal circum-stances, the average portfolio duration of the Municipal Bond Fund will vary within a three-to ten-year time frame, based on the Ad-visor's forecast for interest rates.


                                                      April 1, 1998 Prospectus 7

               The Fund may invest up to 10% of its net assets in Municipal
            Bonds or "private activity" bonds which are rated below Baa by Moody's or BBB by S&P but which are rated at least Ba by Moody's or BB by S&P (or, if unrated, determined by the Advisor to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Ap-pendix B--Description of Securities Ratings."

            EMERGING MARKETS BOND FUND invests in a portfolio of fixed income securities denominated in foreign currencies and the U.S. dollar. Under normal market conditions, the Fund will invest at least 80% of its assets in fixed income securities of issuers that economi-cally are tied to countries with emerging securities markets. The Fund may invest up to 20% of its assets in other types of fixed income instruments, including securities of issuers located in, or securities denominated in currencies of, countries with developed foreign securities markets. The Fund also may invest up to 10% of its assets in shares of investment companies that invest primarily in emerging market debt securities. The average portfolio duration of the Fund will vary based on the Advisor's view of the potential for total return offered by a particular duration strategy and, under normal market conditions, is not expected to exceed eight years.
               The Advisor has broad discretion to identify and invest in countries that it considers to qualify as emerging securities mar-kets. However, the Advisor generally considers an emerging securi-ties market to be one located in any country that is defined as an emerging or developing economy by any of the following: the Inter-national Bank for Reconstruction and Development (i.e., the World
            Bank), including its various offshoots, such as the International Finance Corporation, or the United Nations or its authorities. The Fund's investments in emerging market fixed income securities may be represented by futures contracts (including related options) with respect to such securities, options on such securities, eq-uity securities (including common stocks) upon the conversion of convertible securities, or securities the return on which is de-rived primarily from emerging securities markets, when the Advisor deems it appropriate to do so.
               The Fund emphasizes countries with relatively low gross na-
            tional product per capita and with the potential for rapid eco-nomic growth. The Advisor will select the Fund's country and cur-rency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal poli-cies, trade and current account balances, and any other specific factors the Advisor believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Accordingly, the Fund will be particularly susceptible to the effects of polit-ical and economic developments in these regions. This effect may be exacerbated by a relative scarcity of issuers in certain of these markets, which may result in the Fund being highly concen-trated in a small number of issuers. For a further discussion of the special risks of investing in foreign and emerging market countries, see "Characteristics and Risks of Securities and In-vestment Techniques--Foreign Securities."
               The Fund may invest substantially all of its assets in securi-
            ties rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Advisor to be of compa-rable quality). Such securities are colloquially referred to as "junk bonds." While these securities generally provide greater po-tential opportunity for capital appreciation and higher yields than investments in higher rated securities, they also entail greater risk, including the possibility of default or bankruptcy of the issuer of the securities. Risk of default or bankruptcy may be greater in periods of economic uncertainty or recession, as the issuers may be less able to withstand general economic downturns affecting the regions in which the Fund invests. The Advisor seeks to reduce risk through diversification, credit analysis and atten-tion to current developments and trends in emerging market econo-mies and markets. The value of all fixed income securities, in-cluding those held by the Fund, can be expected to change in-versely with interest rates. For a further discussion of the spe-cial risks of investing in lower rated securities, see "Character-istics and Risks of Securities and Investment Techniques--High Yield Securities ("Junk Bonds")."

            EMERGING MARKETS BOND FUND II has the same policies as the Emerging Markets Bond Fund, except that it is only available to private account clients of PIMCO.

            FOREIGN BOND FUND invests in a portfolio of fixed income securi-ties primarily denominated in major foreign currencies and baskets of foreign currencies (such as the European Currency Unit, or "ECU"). The Advisor will invest the assets of

8 PIMCO Funds: Pacific Investment Management Series
            the Fund in a number of international bond markets so that, under normal circumstances, the Fund will invest at least 85% of its as-sets in securities of issuers located outside the United States, representing at least three foreign countries, which may be repre-sented by futures contracts (including related options) with re-spect to such securities, and options on such securities, when the Advisor deems it appropriate to do so. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Advisor to be of comparable quality). Securities rated below investment grade may be referred to collo-quially as "junk bonds." For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The average port-folio duration of this Fund will normally vary within a three- to six-year time frame.

            GLOBAL BOND FUND invests in a portfolio of fixed income securities denominated in major currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar. Under normal circumstances, at least 65% of the Fund's assets will be invested in fixed income securities of issuers located in at least three countries (one of which may be the United States), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Advisor deems it appropriate to do so. Depending on the Advisor's current opinion as to the proper allocation of assets among domestic and foreign issuers, investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Fund's assets. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Advisor to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The average portfolio duration of this Fund will normally vary within a three- to six-year time frame.

            GLOBAL BOND FUND II has the same policies as the Global Bond Fund, except as set forth below. The Global Bond Fund II expects to hedge its foreign currency exposure so that generally no more than 25% of the Fund's total net assets will be invested in unhedged foreign currency-denominated securities. The Global Bond Fund II may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage), or for extraordinary or emergency purposes. The Global Bond Fund II may only engage in short sales that are "against the box," and may not loan its portfolio securities if the market value exceeds 25% of the total assets of the Fund. In addition, the Global Bond Fund II is subject to different fundamental and non-fundamental investment restrictions than the Global Bond Fund. See "Investment Restrictions" in this Prospectus and in the Statement of Additional Information.
              The Foreign Bond Fund differs from the Global Bond Fund and Global
            Bond Fund II primarily in the extent to which assets are invested in the securities of issuers located outside the United States. The Advisor will select these Funds' foreign country and currency compositions based on an evaluation of relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors the Advisor believes to be relevant.

            INTERNATIONAL BOND FUND invests in a portfolio of fixed income securities denominated in major foreign currencies, baskets of foreign currencies, and the U.S. dollar. The International Bond Fund is available only to private account clients of PIMCO. The Adviser will invest the assets of the Fund in a number of international bond markets so that, under normal conditions, the Fund will invest at least 65% of its assets in fixed income securities of foreign issuers representing at least three foreign countries or currencies, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when the Adviser deems it appropriate to do so. The International Bond Fund will invest only in investment grade securities, i.e., in securities rated at least Baa by Moody's or BBB by S&P (or, if unrated, deemed by the Adviser to be of comparable quality). The average portfolio duration of this Fund will vary based on the strategy currently being used by the Adviser in managing the assets of the Fund within the overall PIMCO private account management program, but is normally not expected to exceed eight years. The Adviser will select the Fund's foreign country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors the Adviser believes to be relevant.

            HIGH YIELD FUND invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P (or, if unrated, determined by the Advisor to be of comparable quality). The remainder of the Fund's assets may be invested in investment grade fixed income securities (i.e., securities rated at least Baa by Moody's or BBB by S&P, or, if unrated, deemed by the Advisor to be of comparable quality). The average portfolio duration of this Fund will normally vary within a two- to six-year time frame depending on the Advisor's view of the potential for total return offered by a particular du-ration strategy. The Fund may invest in securities of foreign is-suers, but only those that are U.S. dollar-denominated. The Fund may also engage in hedging strategies involving equity options.
               Investments in high yield securities, while generally providing greater potential opportunity for capital appreciation and higher yields than investments in higher rated securities, also entail greater risk, including the possibility of default or bankruptcy of the issuer of such securities. Risk of default or bankruptcy may be greater in periods of economic uncertainty or recession, as the issuers of high yield securities may be less able to withstand general economic downturns. The Advisor seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. The value of all fixed income securities, including those held by the Fund, can be expected to change inversely with interest rates. For a further discussion of the special risks of investing in lower rated securities, see "Characteristics and Risks of Securi-ties and Investment Techniques--High Yield Securities ("Junk Bonds")."

            TOTAL RETURN FUND invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securi-ties of varying maturities. The average portfolio duration of this Fund will normally vary within a three- to six-


                                                      April 1, 1998 Prospectus 9
            year time frame based on the Advisor's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Advi-sor to be of comparable quality). For information on the risks as-sociated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The
            Fund may also invest up to 20% of its assets in securities denomi-nated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which the Advisor believes to be relatively undervalued. The total rate of return for this Fund is expected to exhibit less volatility than that of the Long-Term U.S. Government Fund because its duration will normally be shorter.

            TOTAL RETURN FUND II has the same policies as the Total Return Fund, except that its investments in fixed income securities are limited to those of domestic (U.S.) issuers that are rated at least Baa by Moody's or BBB by S&P (or, if unrated, determined by the Adviser to be of comparable quality).

            TOTAL RETURN FUND III has the same policies as the Total Return Fund, except that it limits its investments with respect to certain socially sensitive issues in the same manner as the Low Duration Fund III.

            COMMERCIAL MORTGAGE SECURITIES FUND invests at least 65% of its assets in commercial mortgage-backed securities rated at least Baa by Moody's or BBB by S&P (or, if unrated, determined by the Adviser to be of comparable quality). The Fund also may invest up to 35% of its assets in lower-rated securities (but rated at least B, or, if unrated, determined by the Adviser to be of comparable quality) if such securities are considered by the Adviser to have attractive investment characteristics. For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The average portfolio duration of this Fund will normally vary within a three- to eight-year time frame depending on the Adviser's view of the potential for total return offered by a particular duration strategy. The Fund may invest in securities of foreign issuers, but only those that are U.S. dollar-denominated.

            LOW DURATION MORTGAGE FUND invests under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related securities. The Fund will not acquire a security if, as a result, more than 10% of the Fund's total assets would be invested in securities rated below Aaa by Moody's or AAA by S&P, subject to a minimum rating of Baa by Moody's or BBB by S&P (or, if unrated, determined by the Adviser to be of comparable quality). The average portfolio duration of this Fund will normally vary within a one- to three-year time frame based on the Adviser's view of the potential for total return offered by a particular duration strategy. The Fund may invest without limit in U.S. dollar-denominated securities of foreign issuers. The total rate of return and share price for this Fund are expected to exhibit less volatility than that of the Total Return Mortgage Fund because its duration will be shorter.

            TOTAL RETURN MORTGAGE FUND has the same policies as the Low Duration Mortgage Fund, except that its average portfolio duration will normally vary approximately within a range of plus or minus one and one-half years of the average duration of the Lehman Brothers Mortgage-Backed Securities Index, which, as of May 31, 1997, had an average duration of approximately four years.

            REAL RETURN BOND FUND invests under normal circumstances at least 65% of its total assets in inflation-indexed bonds issued by U.S. and foreign governments, their agencies or instrumentalities. All securities purchased by the Fund must be rated at least A by Moody's or S&P (or, if unrated, determined by the Advisor to be of comparable quality), and the Fund will maintain a minimum average quality of Aa. The Fund may invest up to 35% of its assets in other types of fixed income instruments, including securities de-nominated in foreign currencies, (and the Fund may also invest be-yond this limit in U.S. dollar-denominated securities of foreign issuers).
               Inflation-indexed bonds are fixed income securities whose prin-
            cipal value is periodically adjusted according to the rate of in-flation. Such bonds generally are issued at an interest rate lower than non-inflation related bonds, but are expected to retain their value against inflation over time. For a more complete discussion of inflation-indexed bonds, including the risks associated with investing in such securities, see "Characteristics and Risks of Securities and Investment Techniques--Inflation-Indexed Bonds." See "Taxes" for information about the possible tax consequences of investing in the Fund and in inflation-indexed bonds.
               In managing fixed income securities, one of the principal tools generally used by the Advisor is "duration," which is a measure of the expected life of a fixed income security on a present value basis, incorporating a bond's yield, coupon interest payments, fi-nal maturity and call features. See "Appendix A--Description of Duration." Because of the unique features of inflation-indexed bonds, the Advisor utilizes a modified form of duration for the Real Return Bond Fund ("modified real duration") which measures price changes in such bonds as a result of changes in real, rather than nominal, interest rates. Although there is no limit on the modified real duration of the Real Return Bond Fund, it is ex-pected that the average modified real duration of the Fund will normally vary approximately with the range of the average modified real duration of all inflation-indexed bonds issued by the U.S. Treasury in the aggregate.

            LOW DURATION FUND invests in a diversified portfolio of fixed in-come securities of varying maturities. The average portfolio dura-tion of this Fund will normally vary within a one- to three-year time frame based on the Advisor's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Advisor to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Ap-pendix B--Description of Securities Ratings." The Fund may invest up to 20% of its assets in securities denominated in foreign cur-rencies, and may invest beyond this limit in U.S. dollar-denomi-nated securities of foreign issuers. The total rate of return for this Fund is expected to exhibit less volatility than that of the Total Return Fund because its duration will be shorter.

            LOW DURATION FUND II has the same policies as the Low Duration Fund, except that its investments in fixed income securities are limited to those of domestic (U.S.) issuers that are rated at least A by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality).

            LOW DURATION FUND III has the same policies as the Low Duration Fund, except that it limits its investments with respect to certain socially sensitive issues. As a matter of non-fundamental policy, the Fund will not invest in the securities of any issuer determined by the Adviser to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, or the operation of gambling casinos. The Fund will also avoid, to the extent possible on the basis of information available to the Adviser, the purchase of securities of issuers engaged in the production or trade of pornographic materials. An issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities.

            MODERATE DURATION FUND invests in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally vary with a two- to five-year time frame based on the Adviser's forecast for interest rates. The Fund may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated B or higher by Moody's or S&P (or, if unrated, determined by the Adviser to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The Fund may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The total rate of return for this Fund is expected to exhibit less volatility than that of the Total Return Fund because its duration will normally be shorter. However, the total rate of return for this Fund is expected to exhibit more volatility than that of the Low Duration Fund because its duration will normally be longer.

            SHORT-TERM FUND invests in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of this Fund will normally not exceed one year. The Fund may in-vest up to 10% of its assets in fixed income securities that are rated below investment grade (rated below Baa by Moody's or BBB by S&P) but rated B or higher

10 PIMCO Funds: Pacific Investment Management Series
            by Moody's or S&P (or, if unrated, determined by the Advisor to be of comparable quality). For information on the risks associated with investments in securities rated below investment grade, see "Appendix B--Description of Securities Ratings." The Fund may in-vest up to 5% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denom-inated securities of foreign issuers.

            MONEY MARKET FUND seeks maximum current income consistent with the preservation of capital and daily liquidity. It attempts to achieve this objective by investing at least 95% of its total as-sets, measured at the time of investment, in a diversified portfo-lio of the highest quality money market securities. The Fund may also invest up to 5% of its total assets, measured at the time of investment, in money market securities that are in the second-highest rating category for short-term obligations. The Fund's in-vestments in securities will be limited to U.S. dollar-denominated securities that mature in 397 days or less from the date of pur-chase. The Fund may invest in the following: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign cor-porations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in securities or obligations issued by U.S. banks. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.
               The Money Market Fund may invest only in U.S. dollar-denomi-
            nated money market instruments that present minimal credit risk and, with respect to at least 95% of its total assets, measured at the time of investment, that are of the highest quality. The Advi-sor will make a determination as to whether a security presents minimal credit risk under procedures adopted by the Board of Trustees. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category
            (i) by any two nationally recognized statistical rating organiza-tions ("NRSROs") (e.g., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P), or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Trust-ees; (2) if unrated but issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security, and that are rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Trust-ees; or (3) an unrated security that is of comparable quality to a security rated in the highest rating category as determined by the Advisor and whose acquisition is approved or ratified by the Board of Trustees. With respect to no more than 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (e.g., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments consid-ered to be of the highest quality, as applied to instruments in the second-highest rating category. See "Appendix B--Description of Securities Ratings" for a description of Moody's and S&P's rat-ings applicable to fixed income securities.
               The Money Market Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that (1) the Fund may invest more than 5% of its total assets in the securities of a single issuer if rated in the highest rating category for a period of up to three business days after purchase, provided that the Fund may not make more than one investment at a time in accor-dance with this exception, and (2) this limitation shall not apply to U.S. Government securities and repurchase agreements with re-spect thereto. The Fund may not invest more than the greater of 1% of its total assets or $1,000,000, measured at the time of invest-ment, in securities of any one issuer that are in the second-high-est rating category, except that this limitation shall not apply to U.S. Government securities. In the event that an instrument ac-quired by the Fund is downgraded or otherwise ceases to be of the quality that is required for securities purchased by the Fund, the Advisor, under procedures approved by the Board of Trustees (or the Board of Trustees itself if the Advisor becomes aware an unrated security is downgraded below high quality and the Advisor does not dispose of the security or such security does not mature within five business days) shall promptly reassess whether such security presents minimal credit risk and determine whether to re-tain the instrument.

                                                     April 1, 1998 Prospectus 11

EQUITY FUND The Equity Funds are the PIMCO StocksPLUS Fund and the PIMCO
DESCRIP-    StocksPLUS Short Strategy Fund. The investment objective of PIMCO
TIONS       StocksPLUS Fund is to seek to achieve a total return which exceeds the total return performance of the S&P 500. The investment objective of the PIMCO StocksPLUS Short Strategy Fund is to seek total return through the implementation of short investment positions on the S&P 500.
               Each of the Equity Funds invests in common stocks, options, futures, options on futures and swaps consistent with its portfolio management strategy as set forth below.
               Assets not invested in equity securities may be invested in securities eligible for purchase by the Fixed Income Funds. Each of the Equity Funds may invest up to 10% of its assets in fixed income securities that are below "investment grade," i.e., rated below Baa by Moody's or BBB by S&P, but at least B (or, if unrated, determined by the Advisor to be of comparable quality). In addition, each of the Equity Funds may lend its portfolio securities to brokers, dealers and other financial institutions in order to earn income.
            Each of the Equity Funds may also invest all of its assets in derivative instruments, as described under "Characteristics of Securities and Investment Techniques--Derivative Instruments." Each of the Equity Funds may invest up to 20% of its assets in securities of foreign issuers, may purchase and sell options and futures on foreign currencies, and may enter into forward foreign currency con-tracts.
               The Equity Funds differ in composition or strategy as follows:

            STOCKSPLUS FUND. StocksPLUS is the name of a proprietary portfolio management strategy which utilizes S&P 500 derivatives in addition to or in place of S&P 500 stocks to equal or exceed the performance of the S&P 500. The Advisor expects that under normal market conditions, the Fund will invest substantially all of its assets in S&P 500 derivatives, backed by a portfolio of fixed income securities. The Advisor will actively manage the fixed income assets serving as cover for derivatives, as well as any other fixed income assets held by the Fund, with a view toward enhancing the Fund's total return investment performance, subject to an overall portfolio duration which is normally not expected to exceed one year. See "Appendix A--Description of Duration."
               The S&P 500 is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. S&P chooses the stocks to be included in the S&P 500 solely on a statistical ba-sis. The weightings of stocks in the index are based on each stock's relative total market value, that is, its market price per share times the number of shares outstanding. Stocks represented currently in the S&P 500 represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund is neither sponsored by nor affiliated with S&P. The Fund will seek to remain invested in S&P 500 derivatives or S&P 500 stocks even when the S&P 500 is declining.
               When S&P 500 derivatives appear to be overvalued relative to the S&P 500, the Fund may invest up to 100% of its assets in a "basket" of S&P 500 stocks. The composition of this basket will be determined by standard statistical techniques that analyze the historical correlation between the return of every stock currently in the S&P 500 and the return on the S&P 500 itself. The Advisor may employ fundamental stock analysis only to choose among stocks that have already satisfied the statistical correlation tests. Stocks chosen for the Fund are not limited to those with any par-ticular weighting in the S&P 500.
               Positions in S&P 500 futures and options on futures will be en-
            tered into only to the extent they constitute permissible posi-tions for the Fund according to applicable rules of the Commodity Futures Trading Commission ("CFTC"). From time to time, the Advi-sor may be constrained in its ability to use S&P 500 derivatives either by requirements of the Internal Revenue Code or by an unan-ticipated inability to close out positions when it would be most advantageous to do so. A large number of investors use S&P 500 de-rivatives for both hedging and speculative purposes, and although generally this helps guarantee a liquid market in those instru-ments, at times liquidity may be limited. For more information about S&P 500 derivatives, see "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments."

            STOCKSPLUS SHORT STRATEGY FUND invests primarily in S&P 500 short positions such that the Fund's net asset value is generally expected to vary inversely to the value of the S&P 500. The Fund is designed for investors seeking to take advantage of declines in the value of the S&P 500, or investors wishing to hedge existing long equity positions. The Fund will generally realize gains only when the price of the S&P 500 is declining. When the S&P 500 is rising, the Fund will incur a loss.
               The Fund will maintain short positions through the use of a combination of S&P derivatives, including options, futures and swap agreements. All S&P 500 derivatives will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, or through the maintenance of offsetting positions. It is anticipated that the Fund will generally remain fully invested in S&P 500 short positions at all times, even during periods when the S&P 500 is rising. However, the Fund may purchase call options on S&P 500 futures contracts from time to time in an effort to limit the total potential decline in the Fund's net asset value. There can be no assurance that the use of such call options would be effective in limiting the potential decline in net asset value of the Fund.
               The Adviser will actively manage the fixed income portion of the
            Fund's investment portfolio that is used as coverage for S&P 500 derivatives in an attempt to provide incremental returns. Thus, there will not be a perfect inverse correlation between the performance of the S&P 500 and the performance of the Fund. A perfect inverse correlation would exist if the net asset value of the Fund, including the value of its dividend and capital gains distributions, increased in exact proportion to decreases in the S&P 500 (or decreased in exact proportion to increases in the S&P 500). Rather, because of the Adviser's management of the fixed income securities that are held by the Fund as cover for the Fund's short positions, it is expected that, if the value of the S&P 500 were to decrease by 10%, for example, the amount by which the Fund's net asset value would increase would be an amount slightly in excess of 10%. Conversely, an increase in the S&P 500 of 10% would result in a loss to the Fund of slightly less than this amount. There can be no assurance that the use of such active fixed income management techniques will produce the intended results.

BALANCED    STRATEGIC BALANCED FUND has as its investment objective the
FUND        maximization of total return, consistent with preservation of capital and prudent investment management. In seeking to achieve this objective, the Fund invests in the securities eligible for purchase by the StocksPLUS Fund and the Total Return Fund. The percentage of the Fund's assets allocated to equity or fixed income exposure will vary in accordance with an asset allocation methodology developed by the Adviser. The methodology builds upon the Adviser's long-standing process of economic forecasting of business cycle stages by applying to this process a disciplined asset allocation model which employs certain statistical variance techniques. Depending on the outcome of this asset allocation methodology, the Fund's equity exposure will vary between 45% and 75% of its total assets, and its fixed income exposure will vary between 25% and 55%. There can be no assurance that the Adviser's asset allocation methodology will be successful.

TOTAL       The "total return" sought by certain of the Funds will consist of
RETURN AND interest and dividends from underlying securities, capital appre-REAL RETURN ciation reflected in unrealized increases in value of portfolio securities (realized by the shareholder only upon selling shares), or realized from the purchase and sale of securities and use of futures and options, or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return obtained by a portfolio investing primarily in fixed income securities is not expected to be as great as that obtained by a portfolio that invests primarily in equity securities. At the same time, the market risk and price volatility of a fixed income port-folio is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. The change in market value of fixed in-come securities (and therefore their capital appreciation or de-preciation) is largely a function of changes in the current level of interest rates. Generally, when interest rates

12 PIMCO Funds: Pacific Investment Management Series
            are falling, a portfolio with a shorter duration will not generate as high a level of total return as a portfolio with a longer dura-tion. Conversely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration port-folios. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). With respect to the composition of any fixed income portfolio, the longer the duration of the portfolio, the greater the anticipated potential for total return, with, however, greater attendant mar-ket risk and price volatility than for a portfolio with a shorter duration. The market value of fixed income securities denominated in currencies other than the U.S. dollar also may be affected by movements in foreign currency exchange rates.
               The change in market value of equity securities (and therefore their capital appreciation or depreciation) may depend upon a num-ber of factors, including: conditions in the securities markets, the business success of the security's issuer, changing interest rates, real or perceived economic and competitive industry condi-tions, and foreign currency exchange rates. Historically, the to-tal return performance of equity-oriented portfolios has generally been greater over the long term than fixed income portfolios. How-ever, the market risk and price volatility of an equity portfolio is generally greater than that of a fixed income portfolio, and is generally considered to be a more aggressive investment.
               "Real Return," or "Inflation Adjusted Return," as referenced in the name and investment objective of the Real Return Bond Fund, is a measure of the change in purchasing power of money invested in a particular instrument after adjusting for inflation. An investment in a security generating a high nominal return (such as a typical U.S. Government Treasury bond) may not generate a high real return once inflation is considered. For example, an instrument generat-ing a 9% nominal return at a time when inflation is 6% has a real return of approximately 3%; that is, the purchasing power of the money invested in that instrument would only increase by approxi-mately 3%. On the other hand, an inflation-indexed instrument gen-erating a 5% real return would generate a 5% increase in purchas-ing power regardless of the rate of inflation. As stated above, the investment objective of the Fund is to seek to achieve maximum real return. The total return (not adjusted for inflation) at-tained by this Fund may be less than the total return attained by other of the Funds that do not invest primarily in inflation-in-dexed securities.
               In the case of inflation-indexed bonds, changes in market value are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might increase, leading to a de-crease in value of inflation-indexed bonds.

            Investment Risks and Considerations

            The following are some of the principal risks of investing in the Funds. Investors should read this Prospectus carefully for a more complete discussion of the risks relating to an investment in the Funds. The net asset value per share of any Fund may be less at the time of redemption than it was at the time of investment. Gen-erally, the value of fixed income securities can be expected to vary inversely with changes in prevailing interest rates, i.e., as interest rates rise, market value tends to decrease, and vice versa, although this may not be true in the case of inflation-indexed bonds. In addition, certain of the Funds may invest in se-curities rated lower than Baa by Moody's or S&P. Such securities carry a high degree of credit risk and are considered speculative by the major rating agencies.
               Certain Funds may invest in securities of foreign issuers, which may be subject to additional risk factors, including foreign currency and political risks, not applicable to securities of U.S. issuers. Certain of the Funds' investment techniques may involve a form of borrowing, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio and may require liquidation of portfolio posi-tions when it is not advantageous to do so. Certain Funds may sell securities short, which exposes the Fund to a risk of loss if the value of the security sold short should increase.


                                                     April 1, 1998 Prospectus 13

               All Funds (except the Money Market Fund) may use derivative in-
            struments, consisting of futures, options, options on futures, and swap agreements, for hedging purposes or as part of their invest-ment strategies. Use of these instruments may involve certain costs and risks, including the risk that a Fund could not close out a position when it would be most advantageous to do so, the risk of an imperfect correlation between the value of the securi-ties being hedged and the value of the particular derivative in-strument, and the risk that unexpected changes in interest rates may adversely affect the value of a Fund's investments in particu-lar derivative instruments. Unless otherwise indicated, all limi-tations applicable to Fund investments (as stated in this Prospec-tus and in the Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund's invest-ment portfolio, resulting from market fluctuations or other changes in a Fund's total assets, will not require a Fund to dis-pose of an investment until the Advisor determines that is practi-cable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the sev-eral assigned ratings.
               Investors should carefully consider the possible tax conse-
            quences from investing in the Real Return Bond Fund. The Fund in-vests primarily in securities that for tax purposes may be consid-ered to have been issued originally at a discount. Accordingly, the Fund may be required to make annual distributions to share-holders in excess of the cash received by the Fund in a given pe-riod from those investments. See "Characteristics and Risks of Se-curities and Investment Techniques--Inflation-Indexed Bonds" and "Taxes" for additional information.
               The Emerging Markets Bond, Emerging Markets Bond II, Foreign
            Bond, Global Bond, Global Bond II, International Bond, Commerical Mortgage Securities and Real Return Bond Funds are "non-diversified" for purposes of the Investment Company Act of 1940 ("1940 Act"), meaning that they may invest a greater percentage of their assets in the securities of one issuer than the other Funds. The Funds are still, however, subject to diversification requirements imposed by the Internal Revenue Code of 1986, as amended, which means that as of the end of each calendar quarter, a Fund may have no more than 25% of its assets invested in the securities of a single issuer, and may, with respect to 50% of its assets, have no more than 5% of its assets invested in the securities of a single issuer. As "non-diver-sified" portfolios, these Funds may be more susceptible to risks associated with a single economic, political or regulatory occur-rence than a diversified portfolio might be.
               The Funds offer their shares to both retail and institutional investors. Institutional shareholders, some of whom also may be investment advisory clients of Pacific Investment Management, may hold large positions in certain of the Funds. Such shareholders may on occasion make large redemptions of their holdings in the Funds to meet their liquidity needs, in connection with strategic adjustments to their overall portfolio of investments, or for other purposes. Large redemptions from some Funds could require the Advisor to liquidate portfolio positions when it is not most desirable to do so. Liquidation of portfolio holdings also may cause a Fund to realize taxable capital gains.

            Characteristics and Risks of
            Securities and Investment Techniques

            The following describes in greater detail different types of secu-rities and investment techniques used by the individual Funds, and discusses certain concepts relevant to the investment policies of the Funds. Additional information about the Funds' investments and investment practices may be found in the Statement of Additional Information.


U.S.        U.S. Government securities are obligations of, or guaranteed by,
GOVERNMENT the U.S. Government, its agencies or instrumentalities. The U.S. SECURITIES Government does not guarantee the net asset value of the Funds'
            shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government Na-tional Mortgage Association

14 PIMCO Funds: Pacific Investment Management Series

            ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Trea-sury; others, such as those of the Federal National Mortgage Asso-ciation ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Associa-tion, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no cou-pons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade sepa-rately, and evidences of receipt of such securities. Such securi-ties may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon se-curities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securi-ties, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (STRIPs and CUBEs) are direct obligations of the U.S. Government.


CORPORATE   Corporate debt securities include corporate bonds, debentures,
DEBT        notes and other similar corporate debt instruments, including con-
SECURITIES  vertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities" below. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.
               Investments in corporate debt securities that are rated below investment grade (rated below Baa (Moody's) or BBB (S&P)) are de-scribed as "speculative" both by Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Moody's also describes securi-ties rated Baa as having speculative characteristics. The Advisor seeks to minimize these risks through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions. See "Appendix B--Description of Secu-rities Ratings." Investments in high yield securities are dis-cussed separately below under "High Yield Securities ("Junk
            Bonds")."


CONVERTIBLE Each Fund (except the Municipal Bond Fund) may invest in convert-SECURITIES ible securities, which may offer higher income than the common stocks into which they are convertible. Typically, convertible se-curities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.
               The convertible securities in which the Funds may invest con-
            sist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. A Fund may be required to permit the issuer of a convertible security to redeem the securi-ty, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objectives.
               While the Fixed Income Funds intend to invest primarily in fixed income securities, each may invest in convertible securities or equity securities. While some countries or companies may be re-garded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, legal or technical restrictions. In such cases, a Fund may consider eq-uity securities or convertible bonds to gain exposure to such in-vestments.

LOAN        Certain Funds may invest in fixed- and floating-rate loans ar-
PARTICI-    ranged through private negotiations between an issuer of debt in-
PATIONS     struments and one or more financial institutions ("lenders"). Gen-
AND         erally, the Funds' investments in loans are expected to take the
ASSIGNMENTS form of loan participations and assignments of portions of loans from third parties.

                                                     April 1, 1998 Prospectus 15

               Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. The Funds may participate in such syndicates, or can buy part of a loan, becom-ing a direct lender. Participations and assignments involve spe-cial types of risk, including limited marketability and the risks of being a lender. See "Illiquid Securities" for a discussion of the limits on a Fund's investments in loan participations and as-signments with limited marketability. If a Fund purchases a par-ticipation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. In assignments, the Funds' rights against the borrower may be more limited than those held by the original lender.

DELAYED     The Funds (except the PIMCO Municipal Bond Fund) may also enter
FUNDING     into, or acquire participations in, delayed funding loans and re-
LOANS AND   volving credit facilities. Delayed funding loans and revolving
REVOLVING   credit facilities are borrowing arrangements in which the lender
CREDIT      agrees to make loans up to a maximum amount upon demand by the
FACILITIES  borrower during a specified term. A revolving credit facility dif-
            fers from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commit-ments may have the effect of requiring a Fund to increase its in-vestment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condi-tion makes it unlikely that such amounts will be repaid).
               The Funds may acquire a participation interest in delayed fund-
            ing loans or revolving credit facilities from a bank or other fi-nancial institution. See "Loan Participations and Assignments."
            The terms of the participation require the Fund to make a pro rata share of all loans extended to the borrower and entitles the Fund to a pro rata share of all payments made by the borrower. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Advisor in accor-dance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

VARIABLE    Variable and floating rate securities provide for a periodic ad-
AND         justment in the interest rate paid on the obligations. The terms
FLOATING    of such obligations must provide that interest rates are adjusted
RATE        periodically based upon an interest rate adjustment index as pro-
SECURITIES  vided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The Money Mar-ket Fund may invest in a variable rate security having a stated maturity in excess of 397 calendar days if the interest rate will be adjusted, and the Fund may demand payment of principal from the issuer, within the period.

               Each of the Fixed Income Funds may invest in floating rate debt instruments ("floaters") and (except the Municipal Bond Fund) engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
               Each of the Fixed Income Funds (except the Money Market Fund and the Municipal Bond Fund) may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the mar-ket rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatil-ity than a fixed rate obligation of similar credit quality. The Funds have adopted a policy under which no Fund will invest more than 5% (10% in the case of the Low Duration Mortgage and Total Return Mortgage Funds) of its net assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities. See "Mortgage-Related and Other Asset-Backed Securities" for a discussion of IOs and POs.

INFLATION-  Inflation-indexed bonds are fixed income securities whose princi-
INDEXED     pal value is periodically adjusted according to the rate of infla-
BONDS       tion. The interest rate on these bonds is generally fixed at issu-
            ance at a rate lower than typical bonds. Over the life of an in-flation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.
               Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five or ten years, although it is an-ticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semi-annual ba-sis, equal to a fixed percentage of the inflation-adjusted princi-pal amount. For example, if an investor purchased an inflation-in-dexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15
            ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45
            ($1,030 times 1.5%).
               If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted down-ward, and consequently the interest payable on these securities
            (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity
            (as adjusted for inflation) is guaranteed in the case of U.S.
            Treasury inflation-indexed bonds, even during a period of defla-tion. However, the current market value of the bonds is not guar-anteed, and will fluctuate. The Funds may also invest in other in-flation

16 PIMCO Funds: Pacific Investment Management Series
            related bonds which may or may not provide a similar guarantee. If such a guarantee of principal is not provided, the adjusted prin-cipal value of the bond repaid at maturity may be less than the original principal.
               The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-in-dexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, lead-ing to a decrease in value of inflation-indexed bonds.
               While these securities are expected to be protected from long-
            term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency ex-change rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's in-flation measure.
               The U.S. Treasury has only recently begun issuing inflation-in-
            dexed bonds. As such, there is no trading history of these securi-ties, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liq-uid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. There also can be no assur-ance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of is-suing inflation-indexed bonds, and there may be a more liquid mar-ket in certain of these countries for these securities.
               The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are gener-ally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign coun-try will be correlated to the rate of inflation in the United States.
               Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though in-vestors do not receive their principal until maturity. See "Taxes" for information about the possible tax consequences of investing in the Real Return Bond Fund and in inflation-indexed bonds.

MORTGAGE-   Each of the Funds (except the Money Market Fund and the Municipal
RELATED AND Bond Fund) may invest all of its assets in mortgage- or other as-
OTHER       set-backed securities. The value of some mortgage- or asset-backed
ASSET-      securities in which the Funds invest may be particularly sensitive
BACKED      to changes in prevailing interest rates, and, like the other in-
SECURITIES  vestments of the Funds, the ability of a Fund to successfully uti-
            lize these instruments may depend in part upon the ability of the Advisor to forecast interest rates and other economic factors cor-rectly.

            MORTGAGE-PASS-THROUGH SECURITIES are securities representing in-terests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrow-ers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early re-payment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying prop-erty, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon re-investment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securi-ties, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepay-ment features may not increase as much as other fixed income secu-rities. The rate of prepayments on underlying mortgages will af-fect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective matu-rity of the security beyond what was anticipated at the

                                                     April 1, 1998 Prospectus 17
            time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.
               Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Govern-ment (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bank-ers and other secondary market issuers) may be supported by vari-ous forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mort-gage poolers.

            COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") are hybrid mortgage-related instruments. Interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateral-ized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly pay-ments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

            COMMERCIAL MORTGAGE-BACKED SECURITIES include securities that re-flect an interest in, and are secured by, mortgage loans on com-mercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstand-ing principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed secu-rities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

            MORTGAGE-RELATED SECURITIES include securities other than those described above that directly or indirectly represent a participa-tion in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls (see "Reverse Repur-chase Agreements, Dollar Rolls, and Borrowings"), CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be struc-tured in classes with rights to receive varying proportions of principal and interest.
               A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remain-der of the principal. In the most extreme case, one class will re-ceive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the prin-cipal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (includ-ing prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse ef-fect on a Fund's yield to maturity from these securities. The Funds have adopted a policy under which no Fund will invest more than 5% (10% in the case of the Low Duration Mortgage and Total Return Mortgage Funds) of its net assets in any combination of IO, PO, or inverse floater securities. The Funds may invest in other asset-backed securities that have been offered to investors. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.

18 PIMCO Funds: Pacific Investment Management Series

MUNICIPAL   The Municipal Bond Fund invests in Municipal Bonds which are gen-
BONDS       erally issued by states and local governments and their agencies, authorities and other instrumentalities. The Municipal Bonds which the Municipal Bond Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such is-suer's general revenues and not from any particular source. Lim-ited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt "private activity" bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The Municipal Bond
            Fund may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond
            Purchase Agreements. The Municipal Bond Fund may also invest in municipal lease obligations, as well as securities derived from Municipal Bonds, such as residual interest bonds, participation interests and embedded interest rate swaps and caps.
              Municipal Bonds are subject to credit and market risk. Credit risk relates to the ability of the issuer to make payments of principal and interest. The ability of an issuer to make such pay-ments could be affected by litigation, legislation or other polit-ical events or the bankruptcy of the issuer. Market risk relates to changes in a security's value as a result of changes in inter-est rates. Lower rated Municipal Bonds generally provide higher yields but are subject to greater credit and market risk than higher quality Municipal Bonds.

REPURCHASE For the purpose of achieving income, each of the Funds may enter AGREEMENTS into repurchase agreements, which entail the purchase of a portfo-
            lio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repur-chase should default, as a result of bankruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. No Fund will invest more than 15% of its net assets (10% in the case of the Money Market Fund) (taken at current market value) in repurchase agreements maturing in more than seven days.


REVERSE     A reverse repurchase agreement involves the sale of a security by
REPURCHASE a Fund and its agreement to repurchase the instrument at a speci-AGREEMENTS, fied time and price. Under a reverse repurchase agreement, the
DOLLAR      Fund continues to receive any principal and interest payments on
ROLLS, AND the underlying security during the term of the agreement. The Fund BORROWINGS generally will maintain a segregated account consisting of assets determined to be liquid by the Advisor in accordance with proce-dures established by the Board of Trustees to cover its obliga-tions under reverse repurchase agreements and, to this extent, a reverse repurchase agreement (or economically similar transaction) will not be considered a "senior security" subject to the 300% as-set coverage requirements otherwise applicable to borrowings by a Fund.
               A Fund may enter into dollar rolls, in which the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially simi-lar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower price for the future pur-chase as well as by any interest earned on the proceeds of the se-curities sold. The Fund also could be compensated through the re-ceipt of fee income equivalent to a lower forward price. The Fund will maintain a segregated account consisting of assets determined to be liquid by the Advisor in accordance with procedures estab-lished by the Board of Trustees to cover its obligations under dollar rolls.
               To the extent that positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered through the maintenance of a segregated account consisting of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings, which would restrict the aggregate of such transactions
            (plus any other borrowings) to 33 1/3% (for each Fund except the Global Bond


                                                     April 1, 1998 Prospectus 19

            Fund II) of such Fund's total assets. Apart from such transac-tions, a Fund will not borrow money, except for temporary adminis-trative purposes. The Global Bond Fund II may not borrow in excess of 10% of the value of its total assets and then only from banks as a temporary measure to facilitate the meeting of redemption re-quests (not for leverage) or for extraordinary or emergency pur-poses.


LOANS OF    For the purpose of achieving income, each Fund may lend its port-
PORTFOLIO   folio securities to brokers, dealers, and other financial institu-
SECURITIES  tions, provided: (i) the loan is secured continuously by collat-
            eral consisting of U.S. Government securities, cash or cash equiv-alents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the se-curities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities;
            and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1/3% (25% in the case of the Global Bond
            Fund II) of the total assets of the Fund. Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government secu-rities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the security loaned or become insolvent.
            The Funds may pay lending fees to the party arranging the loan.


WHEN-       Each of the Funds may purchase or sell securities on a when-is-
ISSUED,     sued, delayed delivery, or forward commitment basis. These trans-
DELAYED     actions involve a commitment by the Fund to purchase or sell secu-
DELIVERY    rities for a predetermined price or yield, with payment and deliv-
AND FORWARD ery taking place more than seven days in the future, or after a COMMITMENT period longer than the customary settlement period for that type
TRANS-      of security. When such purchases are outstanding, the Fund will
ACTIONS     set aside and maintain until the settlement date in a segregated account, assets determined to be liquid by the Advisor in accor-dance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has deposited in a segregated ac-count. When purchasing a security on a when-issued, delayed deliv-ery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not re-quired to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully in-vested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued or forward commitment securities before they are de-livered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may pur-chase or sell securities on a when-issued, delayed delivery, or forward commitment basis.


SHORT SALES Each of the Funds (except the High Yield, Total Return III and
            StocksPLUS Funds), and particularly the StocksPLUS Short Strategy Fund, may from time to time effect short sales as part of their overall portfolio management strategies, including the use of derivative instruments, or to offset potential declines in value of long positions in similar securities as those sold short. A short sale (other than a short sale against the box) is a transaction in which a Fund sells a security it does not own at the time of the sale in anticipation that the market price of that security will decline. To the extent that a Fund engages in short sales, it must (except in the case of short sales "against the box") maintain as-set coverage in the form of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, in a segregated account, or otherwise cover its position in a permissible manner. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has

20 PIMCO Funds: Pacific Investment Management Series
            the right to obtain at no added cost, securities identical to those sold short. The Global Bond Fund II may only engage in short sales that are "against the box."


FOREIGN     Each of the Funds (except the Municipal Bond, Low Duration II,
SECURITIES  Total Return II and Long-Term U.S. Government Funds) may invest directly in fixed income securities of non-U.S. issuers. The High
            Yield, Commercial Mortgage Securities, Low Duration Mortgage, Total
            Return Mortgage and Money Market Funds may only invest in U.S.
            dollar-denominated fixed income securities of non-U.S. issuers. Each of the Equity Funds may invest directly in foreign equity securities.
               Except for the Emerging Markets Bond and Emerging Markets Bond
            II Funds, each of the Funds will concentrate its foreign investments in securities of issuers based in developed countries. However, the Short-Term, Low Duration and Low Duration III Funds may each invest up to 5% of its assets in securities of issuers based in the emerging market countries in which the Emerging Markets Bond and Emerging Markets Bond II Funds may invest, and each of the remaining Fixed Income Funds that may invest in foreign securities may in-vest up to 10% of its assets in such securities.
               Individual foreign economies may differ favorably or unfavor-
            ably from the U.S. economy in such respects as growth of gross do-mestic product, rate of inflation, capital reinvestment, re-sources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields, and risks asso-ciated with securities markets in different countries may change independently of each other. Investing in the securities of is-suers in any foreign country involves special risks and considera-tions not typically associated with investing in U.S. companies.
            Shareholders should consider carefully the substantial risks in-volved in investing in securities issued by companies and govern-ments of foreign nations. These risks include: differences in ac-counting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory tax-ation; adverse changes in investment or exchange control regula-tions (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, for-eign securities and dividends and interest payable on those secu-rities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and there-fore may exhibit greater price volatility. Additional costs asso-ciated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in for-eign exchange rates also will affect the value of securities de-nominated or quoted in currencies other than the U.S. dollar.
               Certain of the Funds, and particularly the Emerging Markets Bond and Emerging Markets Bond II Funds, will invest in the securities of issuers based in coun-tries with developing economies. Investing in developing (or "emerging market") countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Re-patriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced signifi-cant declines against the U.S. dollar in recent years, and devalu-ation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political cri-sis could lead to price controls, forced mergers of companies, ex-propriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detri-mental effect on a Fund's investment.
               Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, eco-nomic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the secu-rities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market coun-tries; the fact that

                                                     April 1, 1998 Prospectus 21
            companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may re-sult in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Also, any change in the leadership or policies of Eastern European coun-tries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberal-ization of foreign investment policies now occurring and adversely affect existing investment opportunities.
               In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
               Each of the Fixed Income Funds (except the Municipal Bond, Low
            Duration, Total Return II and Long-Term U.S. Government Funds) may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assur-ance that Brady Bonds acquired by a Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings. For further information, see the Statement of Additional Information.
               Certain of the Funds also may invest in sovereign debt (other than Brady Bonds) issued by governments, their agencies or instru-mentalities, or other government-related entities located in emerging market countries. Holders of sovereign debt may be re-quested to participate in the rescheduling of such debt and to ex-tend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.
               A Fund's investments in foreign currency denominated debt obli-
            gations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to consti-tute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.


FOREIGN     Foreign currency exchange rates may fluctuate significantly over
CURRENCY    short periods of time. They generally are determined by the forces
TRANS-      of supply and demand in the foreign exchange markets and the rela-
ACTIONS     tive merits of investments in different countries, actual or per-
            ceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad.
            For example, significant uncertainty surrounds the proposed introduction of the euro (a common currency for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be de-valued against the U.S. dollar, resulting in a loss to the Funds.
               All Funds that may invest in securities denominated in foreign currencies may buy and sell foreign currencies on a spot and for-ward basis to reduce the risks of adverse changes in foreign ex-change rates. A forward foreign currency exchange contract in-volves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its ex-posure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the

22 PIMCO Funds: Pacific Investment Management Series
            currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be re-alized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund also may enter into these contracts for pur-poses of increasing exposure to a foreign currency or to shift ex-posure to foreign currency fluctuations from one country to anoth-er. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two cur-rencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Advisor in accordance with proce-dures established by the Board of Trustees, in a segregated ac-count to cover its obligations under forward foreign currency ex-change contracts entered into for non-hedging purposes.
               All Funds that may invest in securities denominated in foreign currencies may invest in options on foreign currencies and foreign currency futures and options thereon. The Funds also may invest in foreign currency exchange-related securities, such as foreign cur-rency warrants and other instruments whose return is linked to foreign currency exchange rates. Each Fund that may invest in se-curities denominated in foreign currencies, except the Global Bond, Emerging Markets Bond and Emerging Markets Bond II Funds, will use these techniques to hedge at least 75% of its exposure to foreign currency. For a description of these instruments, see "Derivative Instruments" below and the Statement of Additional Information.


HIGH YIELD The High Yield Fund invests at least 65% of its assets, and the SECURITIES Emerging Markets Bond and Emerging Markets Bond II Funds may invest
("JUNK      up to 100% of its assets and the Commercial Mortgage Securities Fund
BONDS")     may invest up to 35% of its assets, in fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P (or, if not rated, of comparable quality). In addition, each of the Foreign Bond, Global Bond II,
            Total Return, Low Duration, Low Duration III, Moderate Duration,
            Total Return III, Global Bond, StocksPLUS Short strategy, Strategic
            Balanced, Short-Term and StocksPLUS Funds may invest up to 10% of its assets in such securities. The Municipal Bond Fund may invest up to 10% of its assets in securities rated lower than Baa by Moody's or BBB by S&P but rated at least Ba by Moody's or BB by S&P.
            Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds.
            Securities rated Baa are considered by Moody's to have some speculative characteristics. Investors should consider the following risks associated with high yield securities before investing in these Funds.
               Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.
               High yield securities may be more susceptible to real or per-
            ceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for ex-ample, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodi-cally and in cash.
               The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities.
            Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of a Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

                                                     April 1, 1998 Prospectus 23

               The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Advisor does not rely solely on credit ratings when selecting se-curities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Advisor deems it in the best inter-est of shareholders.
               During the year ended March 31, 1997, based upon the dollar-
            weighted average ratings of the Funds' portfolio holdings at the end of each month in the Funds' fiscal year, each operational Fund that may invest greater than 5% of its assets in securities rated below investment grade had the following percentages of its net assets invested in securities rated in the categories indicated as rated by Moody's (or, if unrated, determined by the Advisor to be of comparable quality). See "Appendix B--Description of Securities Ratings," for further information.


              FIXED INCOME SECURITIES RATINGS

                                                    BELOW
           FUND              PRIME 1 Aaa  Aa    A   PRIME 1 Baa  Ba    B
           -------------------------------------------------------------
           FOREIGN BOND         21%   58%  14%   0%     0%    3%   4%   0%
           ---------------------------------------------------------------
           GLOBAL BOND          33    45   14    2      0     4    2    0
           ---------------------------------------------------------------
           GLOBAL BOND II       21    58   15    1      0     4    1    0
           ---------------------------------------------------------------
           HIGH YIELD            6     1    0    0      0     3   48   42
           ---------------------------------------------------------------
           TOTAL RETURN         13    66    2    4      0     9    5    1
           ---------------------------------------------------------------
           TOTAL RETURN III      5    76    4    1      0     8    5    1
           ---------------------------------------------------------------
           LOW DURATION         24    55    1    3      0    13    4    0
           ---------------------------------------------------------------
           LOW DURATION III     40    60    0    0      0     0    0    0
           ---------------------------------------------------------------
           MODERATE DURATION     2    59    0    7      0    24    5    3
           ---------------------------------------------------------------
           SHORT-TERM           31    26    3   12      0    20    7    1
           ---------------------------------------------------------------
           STOCKSPLUS           32    29    5    7      0    17    9    1
           ---------------------------------------------------------------
           STRATEGIC BALANCED    7    36    0    8      0    38    9    2


               These figures are intended solely to provide disclosure about each Fund's asset composition during its most recent fiscal year. The asset composition after this time may or may not be approxi-mately the same as represented by such figures. In addition, the categories reflect ratings by Moody's, and ratings assigned by S&P may not be consistent with ratings assigned by Moody's or other credit ratings services, and the Advisor may not necessarily agree with a rating assigned by any credit rating agency.


DERIVATIVE To the extent permitted by the investment objectives and policies INSTRUMENTS of the Funds, the Funds may (except the Money Market Fund) pur-
            chase and write call and put options on securities, securities in-dexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Funds (except the Money Market Fund and the Municipal Bond Fund) also may enter into swap agreements with respect to foreign cur-rencies, interest rates, and securities indexes. The Funds may use these techniques to hedge against changes in interest rates, for-eign currency exchange rates or securities prices or as part of their overall investment strategies. The Funds (except the Money Market Fund and the Municipal Bond Fund) may also purchase and sell options relating to foreign currencies for purposes of in-creasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Each Fund will maintain a segregated account consisting of assets de-termined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees (or, as permitted by applica-ble regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to limit leveraging of the Fund.
               Derivative instruments are considered for these purposes to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. Each Fund (except the Money Market Fund and the Municipal Bond Fund) may in-vest all of its

24 PIMCO Funds: Pacific Investment Management Series
            assets in derivative instruments, subject only to the Fund's in-vestment objective and policies. The value of some derivative in-struments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other in-vestments of the Funds, the ability of a Fund to successfully uti-lize these instruments may depend in part upon the ability of the Advisor to forecast interest rates and other economic factors cor-rectly. If the Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.
               The Funds might not employ any of the strategies described be-
            low, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, mar-ket values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. The use of these strategies involves certain special risks, including a pos-sible imperfect correlation, or even no correlation, between price movements of derivative instru-ments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related in-vestments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio secu-rity at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions.

            OPTIONS ON SECURITIES, SECURITIES INDEXES, AND CURRENCIES A Fund may purchase put options on securities and indexes. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may also purchase call options on securities and indexes. One purpose of purchasing call options is to protect against substan-tial increases in prices of securities the Fund intends to pur-chase pending its ability to invest in such securities in an or-derly manner. An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the op-tion (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the op-tion to deliver the underlying security upon payment of the exer-cise price or to pay the exercise price upon delivery of the un-derlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified mul-tiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.
               A Fund may sell put or call options it has previously pur-
            chased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the under-lying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.
               The Funds may write covered straddles consisting of a combina-
            tion of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the ex-ercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."
               The purchase and writing of options involves certain risks.
            During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exer-cise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill


                                                     April 1, 1998 Prospectus 25
            its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing pur-chase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the under-lying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exer-cise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading re-strictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.
               Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. Cur-rency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.
               Over-the-counter options in which certain Funds may invest dif-
            fer from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover cer-tain written over-the-counter options.

            SWAP AGREEMENTS The Funds (except the Money Market and Municipal Bond Funds) may enter into interest rate, index, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
               Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Con-sequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account con-sisting of assets determined to be liquid by the Advisor in accor-dance with procedures established by the Board of Trustees, to limit any potential leveraging of the Fund's portfolio. Obliga-tions under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restric-tion concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed
            5% of the Fund's assets.
               Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Be-cause they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount

26 PIMCO Funds: Pacific Investment Management Series
            expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). Certain re-strictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is pos-sible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be re-ceived under such agreements.

            FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS Each of the
            Fixed Income Funds (except the Money Market Fund and the Municipal Bond Fund) may invest in interest rate futures contracts and op-tions thereon ("futures options"), and to the extent it may invest in foreign currency-denominated securities, may also invest in foreign currency futures contracts and options thereon. The Munic-ipal Bond Fund may purchase and sell futures contracts on U.S. Government securities and Municipal Bonds, as well as purchase put and call options on such futures contracts. Each of the Equity Funds and the Strategic Balanced Fund may invest in interest rate, stock index and foreign currency futures contracts and options thereon.
               There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfo-lio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures con-tract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these in-struments are relatively new and without a significant trading history. As a result, there is no assurance that an active second-ary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfa-vorable position, and the Fund would remain obligated to meet mar-gin requirements until the position is closed.
               The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Funds' immediate obligations. A Fund may use the same liquid as-sets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."
               The Funds will only enter into futures contracts or futures op-
            tions which are standardized and traded on a U.S. or foreign ex-change or board of trade, or similar entity, or quoted on an auto-mated quotation system. Each Fund will use financial futures con-tracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option posi-tions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.

HYBRID      A hybrid instrument can combine the characteristics of securities,
INSTRUMENTS futures, and options. For example, the principal amount or inter-
            est rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or an-other interest rate (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.
               Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration manage-ment, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more


                                                     April 1, 1998 Prospectus 27
            steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily fore-seen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associ-ated with a similar investment in a traditional, U.S. dollar-de-nominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. Accordingly, no Fund will invest more than 5% of its assets in hybrid instruments.
               Certain issuers of structured products such as hybrid instru-
            ments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.


INVESTMENT  Each of the Funds may invest in securities of other investment
IN          companies, such as closed-end management investment companies, or
INVESTMENT  in pooled accounts or other investment vehicles. As a shareholder
COMPANIES   of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers.


PORTFOLIO   The length of time a Fund has held a particular security is not
TURNOVER    generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's in-vestments, particularly in periods of volatile market movements.
            High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. See "Management of the Trust--
            Portfolio Transactions." Such sales may result in realization of taxable capital gains. See "Taxes." The portfolio turnover rate for the following Funds for the last two fiscal years (1997 and 1996, respectively) was: Short-Term -- 77% and 215%; Low Duration
            -- 240% and 209%; Low Duration II -- 237% and 225%; High Yield
            -- 67% and 66%; Total Return -- 173% and 221%; Total Return II
            -- 293% and 73%; Total Return III -- 90% and 177%; Long-Term U.S.
            Government -- 402% and 238%; Foreign Bond -- 984% and 1,234%;
            Global Bond -- 911% and 1,083%; International Bond -- 875% and
            1,046%; StocksPLUS -- 47% and 102%.


ILLIQUID    Each of the Funds may invest up to 15% of its net assets in illiq-
SECURITIES  uid securities (10% in the case of the Money Market Fund). Certain illiquid securities may require pricing at fair value as deter-mined in good faith under the supervision of the Board of Trust-ees. The Advisor may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, re-purchase agreements with maturities in excess of seven days, cer-tain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities which legally or in the Advisor's opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that Pacific Investment Management has determined to be liquid under procedures approved by the Board of Trustees).
               Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule
            144A, others may be illiquid, and their sale may involve substan-tial delays and additional costs.

SERVICE     Many of the services provided to the Funds depend on the smooth
SYSTEMS --  functioning of computer systems. Many systems in use today cannot
YEAR 2000   distinguish between the year 1900 and the year 2000. Should any of
PROBLEM     the service systems fail to process information properly, that could have an adverse impact on the Funds' operations and services provided to shareholders. The Advisor, Distributor, Shareholder
            Servicing and Transfer Agent, Custodian, and certain other service providers to the Funds have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely affected.

            Performance Information

            From time to time the Trust may make available certain information about the performance of the Class D shares of some or all of the Funds. Information about a Fund's performance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance.

28 PIMCO Funds: Pacific Investment Management Series

               From time to time, the yield and total return for each class of shares of the Funds may be included in advertisements or reports to shareholders or prospective investors. Yield quotations for the Money Market Fund may include current yield and effective yield. Current yield will be based on income received by a hypothetical investment over a given seven-day period (less expenses accrued during the period) and "annualized" (i.e., assuming that the sev-en-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). Effective yield for the Fund is calculated in the manner similar to that used to cal-culate current yield, but reflects the compounding effect on earn-ings of reinvested dividends. For the remaining Funds, quotations of yield for a Fund or class will be based on the investment in-come per share (as defined by the Securities and Exchange Commis-sion) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period. The tax equivalent yield of the Mu-nicipal Bond Fund's Class D shares may also be advertised, calcu-lated like yield except that, for any given tax bracket, net in-vestment income will be calculated as the sum of (i) any taxable income of the class plus (ii) the tax exempt income of the class divided by the difference between 1 and the effective federal in-come tax rates for taxpayers in that tax bracket.
              The total return of Class D shares of all Funds may be included in advertisements or other written material. When a Fund's total return is advertised with respect to its Class D shares, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund (or its predecessor series of PIMCO Advisors Funds for the Global Bond Fund II), as more fully described in the Statement of Additional Information. Consistent with Securities and Exchange Commission rules and informal guid-ance, for periods prior to the initial offering date of Class D shares (April 1, 1998), total return presentations for the Class D shares will be based on the historical performance of an older class of the Fund (the older class to be used in each case is set forth in the Statement of Additional Information) restated, as necessary, to reflect that there are no sales charges associated with Class D shares, but not reflecting any different operating expenses (such as administrative fee and/or 12b-1/servicing fee charges) associated with Class D shares. All other things being equal, any higher expenses of Class D shares would have adversely affected (i.e., reduced) total return for Class D shares (i.e., if the Class D shares had been issued since the inception of the Fund) by the amount of such higher expenses, compounded over the relevant period. Total return is measured by comparing the value of an investment in Class D shares of the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming im-mediate reinvestment of any dividends or capital gains distribu-tions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures, such as the currently effective advisory and administrative fees for the Funds.
                The Funds may also provide current distribution information to its shareholders in shareholder reports or other shareholder com-munications, or in certain types of sales literature provided to prospective investors. Current distribution information for a Class D shares of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment in-come), divided by the net asset value per Class D share on the last day of the period and annualized. The rate of current distri-butions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what Class D shares of a Fund have declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.
               Performance information for the Trust may also be compared to various unmanaged indexes, such as the Standard & Poor's 500 Com-posite Stock Price Index, the Lehman Brothers Aggregate Bond In-dex, the Lehman Brothers Mortgage-Backed Securities Index, the Merrill Lynch 1 to 3 Year Treasury Index, the Lehman Intermediate and 20+ Year Treasury Blend Index, the Lehman Inflation Linked Treasury Index, the Lehman Municipal Bond Index, the Lehman BB Intermediate Corporate Index, indexes prepared by Lipper Analytical Services, the J.P. Morgan Global Index, the J.P. Morgan Emerging Markets Bond Index Plus, the Salomon Brothers


                                                     April 1, 1998 Prospectus 29

            World Government Bond Index-10 Non U.S.-Dollar Hedged and the J.P. Morgan Government Bond Index Non U.S.-Dollar Hedged, and other en-tities or organizations which track the performance of investment companies or investment advisers. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administra-tive and management costs and expenses. The Advisor may also re-port to shareholders or to the public in advertisements concerning the performance of the Advisor as adviser to clients other than the Trust, and on the comparative performance or standing of the Advisor in relation to other money managers. Such comparative in-formation may be compiled or provided by independent ratings serv-ices or by news organizations. Any performance information, whether related to the Funds or to the Advisor, should be consid-ered in light of the Funds' investment objectives and policies, characteristics and quality of the portfolio, and the market con-ditions during the time period indicated, and should not be con-sidered to be representative of what may be achieved in the fu-ture. For a description of the methods used to determine yield and total return for the Funds, see the Statement of Additional Infor-mation.
               Investment results of the Funds will fluctuate over time, and any presentation of the Funds' total return or yield for any prior period should not be considered as a representation of what an in-vestor's total return or yield may be in any future period.

            How to Buy Shares

            Class D shares of each Fund are continuously offered through fi-nancial service firms, such as broker-dealers or registered in-vestment advisers, with which the Trust's principal underwriter, PIMCO Funds Distributors LLC (the "Distributor"), has an agreement for the use of the Funds in particular investment products, pro-grams or accounts for which a fee may be charged. See "Financial Service Firms" below.
               You may purchase Class D shares only through your financial service firm. In connection with purchases, your financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge you for such services. Investors who wish to purchase shares of the Funds directly from the Trust or the Distributor should inquire as to the other classes of shares. See "Description of the Trust--Multiple Classes of Shares."
               Class D shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order. Purchase payments for Class D shares are fully invested at the net asset value next determined after acceptance of the trade. All purchase orders received by the Distributor from your financial service firm prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (the "Ex-change"), on a regular business day, are processed at that day's offering price. In addition, orders received by the Distributor from financial service firms after the offering price is deter-mined that day will receive such offering price if the orders were received by the firm from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m., Eastern time) or, in the case of certain retirement plans, received by the Dis-tributor prior to 9:30 a.m., Eastern time on the next business day. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day.
               The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.
               Class D shares of the Funds will be held in your account with your financial service firm and, generally, your firm will hold your Class D shares in nominee or street name as your agent. Ac-cordingly, in most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific Class D shareholders and you may obtain information about your ac-counts only through your financial service firm. If you wish to invest in the Funds through your own account with the Trust or the Distributor, please inquire as to the other classes of shares of the Funds. See "Description of the Trust--Multiple Classes of Shares." In the interest of economy and convenience, certificates for Class D shares will not be issued.

FINANCIAL   Broker-dealers, registered investment advisors and other financial
SERVICE     service firms provide varying investment products, programs or ac-
FIRMS       counts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account mainte-nance services required by your account, including, without limi-tation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation state-ments and disbursement of cash dividends. Firms may also arrange with their clients for other investment or administrative servic-es. Your firm may independently establish and charge you transac-tion fees and/or other additional amounts for such services, which charges could reduce your investment returns on Class D shares of the Funds.
               Your financial service firm may have omnibus accounts and simi-
            lar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm may be paid for its services directly or indirectly by the Funds, the Advisor or an affiliate (normally not to exceed an annual rate of 0.35% of a Fund's average daily net assets attributable to its Class D shares and purchased through such firm for its clients). Your firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends.
               This Prospectus should be read in connection with your firm's materials regarding its fees and services.

            Exchange Privilege

            A shareholder may exchange Class D shares of any Fund for Class D shares of any other Fund on the basis of their respective net asset values. Class D shares of each Fund may also be exchanged for Class D shares of certain series of PIMCO Funds: Multi-Manager Series, an affiliated mutual fund family composed primarily of stock portfolios managed by subsidiaries of PIMCO Advisors L.P., an affiliate of the Advisor. There are currently no exchange fees or charges imposed by the Trust, although your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. Please contact your financial service firm for details. An exchange will constitute a taxable sale for federal income tax purposes.
               The Trust reserves the right to refuse exchange purchases if, in the judgment of the Advisor, the purchase would adversely af-fect a Fund and its shareholders. In particular, a pattern of ex-changes characteristic of "market-timing" strategies may be deemed by the Advisor to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by Securities and Exchange Commission regulations, the Trust will give 60 days' ad-vance notice to your financial service firm of any termination or material modification of the exchange privilege. For further in-formation about exchange privileges, please contact your financial service firm.

            How to Redeem

            Class D shares may be redeemed through your financial service firm on any day the Exchange is open. Shares are redeemed at their net asset value next determined after a proper redemption request has been received from your financial service firm. There is no charge by the Trust or the Distributor with respect to a redemption, al-though your financial service firm may charge you for its services in processing your redemption request. Please contact your finan-cial service firm for details.
               Your financial service firm is obligated to transmit your re-
            demption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Requests for redemption received by financial service firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on a regular business day and received by the Distributor prior to the close of the Distributor's business day will be con-firmed at the net asset value effective as of the closing of the Exchange on that day. Your financial service firm will be respon-sible for furnishing all necessary documentation to the Distribu-tor or the Trust's transfer agent and may charge you for its serv-ices. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order. Under unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as per-mitted by federal securities law.


30 PIMCO Funds: Pacific Investment Management Series

            Distributor

            The Distributor, a wholly owned subsidiary of PIMCO Advisors L.P., is the principal underwriter of the Trust's shares. Pursuant to a Distribution Contract with the Trust, with respect to each Fund's Class D shares, the Distributor bears various promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut, is a broker-dealer registered with the SEC.

                                                     April 1, 1998 Prospectus 31

     How Net Asset Value Is Determined

     The net asset value per share of Class D shares of each Fund will be determined once on each day on which the Exchange is open as of the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange by dividing the total market value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the number of total outstanding shares of that class. Net asset value will not be determined on days on which the Exchange is closed.
        The Money Market Fund's securities are normally valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. See the Statement of Additional Information for a description of certain

32 PIMCO Funds: Pacific Investment Management Series
            conditions and procedures followed by the Money Market Fund in connection with amortized cost valuation. For all other Funds, portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the mean between representative bid and asked quotations obtained from a quotation reporting system or from es-tablished market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obli-gations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
               Quotations of foreign securities in foreign currency are con-
            verted to U.S. dollar equivalents using foreign exchange quota-tions received from independent dealers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quota-tions are not readily available are valued at fair value as deter-mined in good faith by the Board of Trustees.
               Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses spe-cially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Generally, for Funds that pay income dividends, those divi-dends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.

            Distributions

            Each Fund pays out as dividends substantially all of its net in-vestment income (which comes from dividends and interest it re-ceives or is deemed to receive from its investments) and net real-ized short-term capital gains. For these purposes and for federal income tax purposes, a portion of the premiums from certain ex-pired call or put options written by the Fund, net gains from closing purchase and sale transactions with respect to such op-tions, and net gains from futures transactions are treated as short-term capital gains. Each Fund distributes substantially all of its net realized capital gains, if any, after giving effect to any available capital loss carry-over.
               Shares begin earning dividends on the day after the date that funds are received by the Trust for the purchase of shares. For the Fixed Income Funds (other than the International Bond Fund), dividends are declared daily from net investment income to shareholders of record at the close of the previous business day, and distributed to shareholders monthly. International Bond, Strategic Balanced and the Equity Funds intend to declare and pay as a dividend substantially all of their net investment income on a quarterly basis. Any net realized capital gains from the sale of portfolio securities will be distributed no less frequently than once yearly. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Fund unless the shareholder elects to have them paid in cash. There are no sales charges on reinvested dividends. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distributions will automatically be invested in the Money Market Fund until such shareholder is located.
               Class D shareholders may elect to invest dividends and/or
            distributions paid by any Fund in shares of the same class of any other Fund of the Trust at net asset value. For further information on this option, please contact your financial service firm.

                                                     April 1, 1998 Prospectus 33

            Taxes

            Each Fund intends to qualify as a regulated investment company an-nually and to elect to be treated as a regulated investment com-pany under the Code. As such, a Fund generally will not pay fed-eral income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.
               Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain divi-dends or dividends that represent a return of capital to share-holders, as ordinary income.
               Dividends designated by a Fund as capital gain dividends de-rived from the Fund's net capital gain (that is, the excess of net long-term gain over net short-term loss) are taxable to sharehold-ers as long-term capital gain except as provided by an applicable tax exemption. Under the Taxpayer Relief Act of 1997, long-term capital gains will generally be taxed at a 28% or 20% rate, depending upon the holding period of the portfo-lio securities Any distributions that are not from a Fund's net investment income, short-term capital gain, or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in Octo-ber, November or December of a calendar year are taxable to share-holders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders dur-ing January of the following calendar year. For state income tax purposes, interest on some Federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA and GNMA Certificates). Each Fund will advise shareholders annually of the amount and nature of the divi-dends paid to them.
               Dividends paid to shareholders by the Municipal Bond Fund which are derived from interest on Municipal Bonds are expected to be designated by the Fund as "exempt-interest dividends," and share-holders may exclude such dividends from gross income for federal income tax purposes. However, if a shareholder receives social se-curity or railroad retirement benefits, the shareholder may be taxed on a portion of those benefits as a result of receiving tax-exempt income. In addition, certain exempt-interest dividends could, as discussed below, cause certain shareholders to become subject to the alternative minimum tax and may increase the alternative minimum tax liability of shareholders already subject to this tax.
               To the extent that dividends paid to shareholders by the
            Municipal Bond Fund are derived from taxable interest or from capital gains, such dividends will be subject to Federal income tax. Any gain realized on a redemption of shares will be taxable gain, subject to any applicable tax exemption for which an investor may qualify.
               Dividends derived from interest on certain U.S. Government se-
            curities may be exempt from state and local taxes, although inter-est on mortgage-backed U.S. Government securities may not be so exempt. The distributions of "exempt-interest dividends" paid by the Municipal Bond Fund may be exempt from state and local taxa-tion when received by a shareholder to the extent that they are derived from interest on Municipal Bonds issued by the state or political subdivision in which such shareholder resides. The fed-eral exemption for "exempt-interest dividends" attributable to Mu-nicipal Bonds does not necessarily result in exemption of such dividends from income for the purpose of state and local taxes.
            The Trust will report annually on a state-by-state basis the source of income the Municipal Bond Fund receives on Municipal
            Bonds that was paid out as dividends during the preceding year.
               The Code also provides that exempt-interest dividends allocable to interest received from "private activity bonds" issued after August 7, 1986 are an item of tax preference for individual and corporate alternative minimum tax at the applicable rate for indi-viduals and corporations. Therefore, if the Municipal Bond Fund invests in such private activity bonds, certain of its sharehold-ers may become subject to the alternative minimum tax on that part of its distributions to them that are derived from interest income on such bonds, and certain shareholders already subject to such tax may have increased liability therefor. However, it is the present policy of the Municipal Bond Fund to invest no more than 20% of its assets in such bonds. Other provisions of the Code af-fect the tax treatment of distributions from the

34 PIMCO Funds: Pacific Investment Management Series

            Municipal Bond Fund for corporations, casualty insurance compa-nies, and financial institutions. In particular, under the Code, for corporations, alternative minimum taxable income will be in-creased by a percentage of the amount by which the corporation's "adjusted current earnings" (which includes various items of tax exempt income) exceeds the amount otherwise determined to be al-ternative minimum taxable income. Accordingly, an investment in the Municipal Bond Fund may cause shareholders to be subject to (or result in an increased liability under) the alternative mini-mum tax.
               Dividends to shareholders of the Municipal Bond Fund derived from money market instruments and U.S. Government securities are generally taxable as ordinary income. The Fund may seek to reduce fluctuations in its net asset value by engaging in portfolio strategies involving options on securities, futures contracts, and options on futures contracts. Any gain derived by the Fund from the use of such instruments, including by reason of "marking to market," will be treated as a combination of short-term and long-term capital gain and, if not offset by realized capital losses incurred by the Fund, will be distributed to shareholders (possi-bly requiring the liquidation of other portfolio securities) and will be taxable to shareholders as a combination of ordinary in-come and long-term capital gain.
               Coupon payments received by a Fund from inflation-indexed bonds will be includable in the Fund's gross income in the period in which they accrue. Periodic adjustments for inflation in the prin-cipal value of these securities also may give rise to original is-sue discount, which, likewise, will be includable in the Fund's gross income on a current basis, regardless of whether the Fund receives any cash payments. See "Taxation--Original Issue Dis-count" in the Statement of Additional Information. Amounts includable in a Fund's gross income become subject to tax-related distribution requirements. Accordingly, a Fund may be required to make annual distributions to shareholders in excess of the cash received in a given period from these investments. As a result, the Fund may be required to liquidate certain investments at a time when it is not advantageous to do so. If the principal value of an inflation-indexed bond is adjusted downward in any period as a result of deflation, the reduction may be treated as a loss to the extent the reduction exceeds coupon payments received in that period; in that case, the amount distributable by the Fund may be reduced and amounts distributed previously in the taxable year may be characterized in some circumstances as a return of capital.
               Taxable shareholders should note that the timing of their in-
            vestment could have undesirable tax consequences. If shares are purchased on or just before the record date of a dividend, taxable shareholders will pay full price for the shares and may receive a portion of their investment back as a taxable distribution.
               The preceding discussion relates only to federal income tax;
            the consequences under other tax laws may differ. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Additional Information.

            Management of the Trust

            The business affairs of the Trust are managed under the direction of the Board of Trustees. The Trustees are Guilford C. Babcock, R. Wesley Burns, Vern O. Curtis, Brent R. Harris, Thomas P. Kemp, and William J. Popejoy. Additional information about the Trustees and the Trust's executive officers may be found in the Statement of Additional Information under the heading "Management--Trustees and Officers."


INVESTMENT  Pacific Investment Management serves as investment adviser ("Advi-
ADVISOR     sor") to the Funds pursuant to an investment advisory contract.
            The Advisor is an investment counseling firm founded in 1971, and had approximately $118 billion in assets under management as of December 31, 1997. Pacific Investment Management is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"). The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and indirect wholly owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the PIMCO Managing Directors. PIMCO Partners, G.P. is the sole general partner of PAH. Pacific Investment Management's address is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. Pacific Investment Management is registered as an investment adviser with the Securities and Exchange Commission and as a commodity trading advisor with the CFTC.

                                                     April 1, 1998 Prospectus 35

               The Advisor manages the investment and reinvestment of the as-
            sets of each Fund. The Advisor is responsible for placing orders for the purchase and sale of each Fund's investments directly with brokers or dealers selected by it in its discretion. See "Portfo-lio Transactions" in the Statement of Additional Information.
               Information about the individual portfolio managers responsible for management of the Trust's currently operational Funds offered in this Prospectus, including their occupations for the past five years, is provided below.

                                          PORTFOLIO MANAGER AND BUSINESS
           FUND                           EXPERIENCE (PAST FIVE YEARS)
           ---------------------------------------------------------------------
           TOTAL RETURN FUND              William H. Gross, Managing Director,
           TOTAL RETURN FUND II           Pacific Investment Management. A
           TOTAL RETURN FUND III          Fixed Income Portfolio Manager, Mr.
           LOW DURATION FUND              Gross is one of the founders of Pa-
           LOW DURATION FUND II           cific Investment Management and has
           LOW DURATION FUND III          managed the Total Return and Low Du-
           SHORT-TERM FUND                ration Funds since their inception,
           STOCKSPLUS FUND                May 11, 1987. Mr. Gross is the
           STRATEGIC BALANCED FUND        leader of the team which has
           MODERATE DURATION FUND         managed the Short-Term, StocksPLUS,
                                          Strategic Balanced and Moderate
                                          Duration Funds since January 6,
                                          1998.
           ---------------------------------------------------------------------
           LOW DURATION MORTGAGE FUND     William C. Powers, Managing Director,
                                          PIMCO. A Fixed Income Portfolio
                                          Manager, Mr. Powers joined PIMCO in
                                          1991.
           ---------------------------------------------------------------------
           LONG-TERM U.S. GOVERNMENT FUND Pasi Hamalainen, Senior Vice Presi-
           TOTAL RETURN MORTGAGE FUND     dent, Pacific Investment Management.
                                          A Fixed Income Portfolio Manager, Mr.
                                          Hamalainen joined Pacific Investment
                                          Management in 1994 and has managed
                                          the Long-Term U.S. Government Fund
                                          since July 1, 1997.
           ---------------------------------------------------------------------
           MUNICIPAL BOND FUND            Benjamin Ehlert, Executive Vice Pres-
                                          ident, PIMCO. A Fixed Income Portfo-
                                          lio Manager, Mr. Ehlert has been as-
                                          sociated with PIMCO for over 23
                                          years.
           ---------------------------------------------------------------------
           EMERGING MARKETS BOND FUND     Michael J. Rosborough, Senior Vice
           EMERGING MARKETS BOND FUND II  President, Pacific Investment Manage-
                                          ment. A Fixed Income Portfolio Manag-
                                          er, Mr. Rosborough was associated
                                          with RBC Dominion in Tokyo as a Vice
                                          President and Manager in foreign
                                          fixed income prior to joining Pacific
                                          Investment Management in 1994.
           ---------------------------------------------------------------------
           FOREIGN BOND FUND              Lee R. Thomas, III, Managing Director
           GLOBAL BOND FUND               and Senior International Portfolio
           GLOBAL BOND FUND II            Manager, Pacific Investment Manage-
           INTERNATIONAL BOND FUND        ment. A Fixed Income Portfolio
                                          Manager, Mr. Thomas has managed the
                                          Foreign Bond Fund since July 13,
                                          1995, and the Global Bond Fund II
                                          since October 1, 1995. Prior to join-
                                          ing Pacific Investment Management in
                                          1995, Mr. Thomas was associated with
                                          Investcorp as a member of the manage-
                                          ment committee responsible for global
                                          securities and foreign exchange trad-
                                          ing. Prior to Investcorp, he was as-
                                          sociated with Goldman Sachs as an Ex-
                                          ecutive Director in foreign fixed in-
                                          come.
           ---------------------------------------------------------------------
           HIGH YIELD FUND                Benjamin Trosky, Managing Director,
                                          Pacific Investment Management. A
                                          Fixed Income Portfolio Manager, Mr.
                                          Trosky joined Pacific Investment
                                          Management in 1990 and has managed
                                          the High Yield Fund since its incep-
                                          tion, December 16, 1992.
           --------------------------------------------------------------------
           REAL RETURN BOND FUND          John Brynjolfsson, Vice President,
                                          Pacific Investment Management. A
                                          Fixed Income Portfolio Manager, Mr.
                                          Brynjolfsson joined Pacific Invest-
                                          ment Management in 1989, and has man-
                                          aged the Real Return Bond Fund since
                                          its inception, January 29, 1997.
           --------------------------------------------------------------------
           MONEY MARKET FUND              Leslie Barbi, Senior Vice President,
                                          Pacific Investment Management. A
                                          Fixed Income Portfolio Manager, Ms.
                                          Barbi has managed the Money Market
                                          Fund since November 1, 1995. Prior to
                                          joining Pacific Investment Management
                                          in 1993, Ms. Barbi was associated
                                          with Salomon Brothers as a proprie-
                                          tary Portfolio Manager.



FUND        Pacific Investment Management also serves as administrator to the
ADMINIS-    Funds' Class D shares pursuant to an administration agreement
TRATOR      with the Trust. Pacific Investment Management provides
            administrative services for Class D shareholders of the Funds, which include clerical help and accounting, bookkeeping, internal audit services, and certain other services required by the Funds, preparation of reports to the Funds' shareholders and regulatory filings. Pacific Investment Management may also retain certain of its affiliates to provide certain of these services. In addition, Pacific Investment Management, at its own expense, arranges for the provision of legal, audit, custody, transfer agency (including sub-transfer agency and other administrative

36 PIMCO Funds: Pacific Investment Management Series
            services) and other services for the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.
               Pacific Investment Management or an affiliate may pay financial service firms a portion of the Class D administration fees in return for the firms' services (normally not to exceed an annual rate of .35% of a Fund's average daily net assets attributable to Class D shares purchased through such firms). The administration agreement for Class D shares has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act to allow for the payment of up to .25% per annum of the Class D administrative fees for activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholders services.
              The Funds (and not Pacific Investment Management) are responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of Pacific Investment Management or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of Pacific Investment Management or the Trust, and any counsel retained exclusively for their benefit;
            (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include servicing fees payable with respect to Class D shares, and may include certain other expenses as permitted by the Trust's Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, subject to review and approval by the Trustees.

ADVISORY    The Funds feature fixed advisory and administrative fee rates. For
AND         providing investment advisory and administrative services to the
ADMINIS-    Funds as described above, Pacific Investment Management receives
TRATIVE     monthly fees from each Fund at an annual rate (i) based on the av-
FEES        erage daily net assets of the Fund for advisory fees and, (ii) at-
            tributable in the aggregate to the Fund's Class D shares for ad-ministrative fees, as follows:

                                                  ADVISORY
           FUND                                   FEE RATE
           -----------------------------------------------------
           Money Market Fund                      .15%
           -----------------------------------------------------
           StocksPLUS, StocksPLUS Short Strategy,
             Strategic Balanced, and Commercial
             Mortgage Securities Funds            .40%
           -----------------------------------------------------
           Emerging Markets Bond and Emerging
             Markets Bond II Funds                .45%
           -----------------------------------------------------
           All other Funds                        .25%



                                                  ADMINISTRATIVE
           FUND                                   FEE RATE*
           -----------------------------------------------------
           Money Market Fund                      .45%
           -----------------------------------------------------
           Total Return, Low Duration and Short-
             Term Funds                           .50%
           -----------------------------------------------------
           Municipal Bond Fund                    .60%
           -----------------------------------------------------
           Foreign Bond, Global Bond, Global
             Bond II and International Bond
             Funds                                .70%
           -----------------------------------------------------
           Emerging Markets Bond and Emerging
             Markets Bond II Funds                .80%
           -----------------------------------------------------
           All other Funds                        .65%

          * As described under the "Fund Administrator," the administration agreement includes a plan adopted in conformity with Rule 12b-1 which provides for the payment of up to .25% of the Administrative Fee Rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The "Annual Fund Operating Expenses" table on page 4 of this Prospectus shows the Administrative Fee Rate under two separate columns entitled "Administrative Fee" and "12b-1 (Service) Fee."

               Both the investment advisory contract and administration agree-
            ment with respect to Class D shares of the Funds may be terminated by the Trustees at any time on 60 days' written notice. The in-vestment advisory contract may be terminated by Pacific Investment Management on 60 days' written notice. Following the expiration of the one-year period commencing with the effectiveness of the ad-ministration agreement, it may be terminated by Pacific Investment Management on 60 days' written notice. Following its initial two-year term, the investment advisory contract will continue from year to year if approved by the Trustees. Following its initial one-year term, the administration agreement with respect to Class D shares of the Funds will continue from year-to-year if approved by the Trustees.

PORTFOLIO   Pursuant to the advisory contract, the Advisor places orders for
TRANS-      the purchase and sale of portfolio investments for the Funds' ac-
ACTIONS     counts with brokers or dealers selected by it in its discretion.
            In effecting purchases and sales of portfolio securities for the account of the Funds, the Advisor will seek the best price and ex-ecution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Advisor be-lieves it is reasonable to do so in light of the value of the bro-kerage and research services provided by the broker effecting the transaction.

                                                     April 1, 1998 Prospectus 37

               The Advisor manages the Funds without regard generally to re-
            strictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the fed-eral tax laws. The use of certain derivative instruments with rel-atively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income secu-rities does not generally involve the payment of brokerage commis-sions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of a Fund, the higher all these transaction costs borne by the Fund generally will be. The portfolio turnover rate for each Fund for which financial highlights are provided in this Pro-spectus is set forth under "Financial Highlights."
               Some securities considered for investments by the Funds may also be appropriate for other clients served by the Advisor. If a purchase or sale of securities consistent with the investment pol-icies of a Fund and one or more of these clients served by the Ad-visor is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Advisor. The Advisor may aggregate orders for the Funds with simultaneous transactions en-tered into on behalf of other clients of the Advisor so long as price and transaction expenses are averaged either for that trans-action or for the day.

            Description of the Trust

CAPITALI-   The Trust was organized as a Massachusetts business trust on Feb-
ZATION      ruary 19, 1987. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.0001 each. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.
               Under Massachusetts law, shareholders could, under certain cir-
            cumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust also pro-vides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obliga-tions of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circum-stances in which such disclaimer is inoperative or the Trust it-self is unable to meet its obligations, and thus should be consid-ered remote.


MULTIPLE    In addition to Class D shares, each Fund offers up to five
CLASSES OF  additional classes, Class A, Class B, Class C, Institutional Class
SHARES      and Administrative Class shares, through separate prospectuses. The other classes are subject to different sales charges and expense levels than Class D shares, which will affect performance accordingly. This Prospectus relates only to the Class D shares of the Funds. Unlike Class D shares, which may be purchased only through financial service firms, the other classes may be purchased directly from the Trust and/or the Distributor. Shareholders of a particular class may also receive additional services or services different from those received by the other classes. Investors may contact the Distributor at 800-426-0107 for more information concerning Class A, B, C or D shares of the Funds. To obtain more information about the Institutional and Administrative Class shares, please call the Distributor at 800-927-4648.

VOTING Shareholders have the right to vote on the election of Trustees and on any and all matters on which the law or the Declaration of Trust states they may be entitled to vote. The Trust is not re-quired to hold regular annual meetings of Trust shareholders and does not intend to do so. Shareholders of a class of shares or Fund have separate voting rights with respect to matters that only affect that class or Fund. See "Other Information--Voting Rights" in the Statement of Additional Information.
               The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

38 PIMCO Funds: Pacific Investment Management Series

               Shares entitle their holders to one vote per share (with pro-
            portionate voting for fractional shares). As of _______, 1998, the following were shareholders of record of at least 25% of the out-standing voting securities of the indicated Fund: [TO BE UPDATED IN POST-EFFECTIVE AMENDMENT NO. 40] Tice & Co. (Buffalo, New York) and Wendel & Co. (New York, New York) with respect to the Long-Term U.S. Government Fund; Pacific Investment Management Company (Newport Beach, California) with respect to the Real Return Bond Fund; and Charles Schwab & Co., Inc. (San Francisco, California) with respect to the Foreign Bond Fund. To the extent such share-holders are also the beneficial owners of those shares, they may be deemed to control (as that term is defined in the 1940 Act) the relevant Fund. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or
            (2) more than 50% of the outstanding shares of the Fund (or the Trust).

                                                     April 1, 1998 Prospectus 39

            Appendix A
            Description of Duration

            Duration is a measure of the expected life of a fixed income secu-rity that was developed as a more precise alternative to the con-cept of "term to maturity." Traditionally, a fixed income security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the securi-ty). However, "term to maturity" measures only the time until a fixed income security provides its final payment, taking no ac-count of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Dura-tion management is one of the fundamental tools used by the Advi-sor.
               Duration is a measure of the expected life of a fixed income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occur-ring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.
               Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.
               Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio dura-tion by approximately the same amount that selling an equivalent amount of the underlying securities would.
               There are some situations where even the standard duration cal-
            culation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their inter-est rate exposure corresponds to the frequency of the coupon re-set. For inflation-indexed bonds, duration is calculated on the basis of modified real duration, which measures price changes of inflation-indexed bonds on the basis of changes in real, rather than nominal, interest rates. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of a fixed income security may vary over time in response to changes in interest rates and other market factors. In these and other similar situations, the Advisor will use more sophisticated analytical techniques that in-corporate the anticipated economic life of a security into the de-termination of its interest rate exposure.

40 PIMCO Funds: Pacific Investment Management Series

            Appendix B
            Description of Securities Ratings

            Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Advisor's view of their com-parability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those institutional invest-ors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's in-vestments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Advisor to be of comparable quality). The percentage of a Fund's assets invested in securities in a par-ticular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.


MOODY'S     CORPORATE AND MUNICIPAL BOND RATINGS
INVESTORS      Aaa: Bonds which are rated Aaa are judged to be of the best
SERVICE,    quality. They carry the smallest degree of investment risk and are
INC.        generally referred to as "gilt edge." Interest payments are pro-
            tected by a large or by an exceptionally stable margin and princi-pal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to im-pair the fundamentally strong position of such issues.
               Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa se-curities.
               A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obliga-tions. Factors giving security to principal and interest are con-sidered adequate but elements may be present that suggest a sus-ceptibility to impairment sometime in the future.
               Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
               Ba: Bonds which are rated Ba are judged to have speculative el-
            ements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very mod-erate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
               B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long pe-riod of time may be small.
               Caa: Bonds which are rated Caa are of poor standing. Such is-
            sues may be in default or there may be present elements of danger with respect to principal or interest.
               Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
               C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor pros-pects of ever attaining any real investment standing.
               Moody's applies numerical modifiers, 1, 2, and 3 in each ge-
            neric rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 in-dicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                                     April 1, 1998 Prospectus 41

            CORPORATE SHORT-TERM DEBT RATINGS

            Moody's short-term debt ratings are opinions of the ability of is-suers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indem-nity are excluded unless explicitly rated.
               Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
               PRIME-1: Issuers rated Prime-1 (or supporting institutions)
            have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds em-ployed; conservative capitalization structure with moderate reli-ance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash genera-tion; and well-established access to a range of financial markets and assured sources of alternate liquidity.
               PRIME-2: Issuers rated Prime-2 (or supporting institutions)
            have a strong ability for repayment of senior short-term debt ob-ligations. This will normally be evidenced by many of the charac-teristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
               PRIME-3: Issuers rated Prime-3 (or supporting institutions)
            have an acceptable ability for repayment of senior short-term ob-ligations. The effect of industry characteristics and market com-positions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protec-tion measurements and may require relatively high financial lever-age. Adequate alternate liquidity is maintained.
               NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD &  CORPORATE AND MUNICIPAL BOND RATINGS
POOR'S
RATINGS
SERVICES    Investment Grade
               AAA: Debt rated AAA has the highest rating assigned by S&P. Ca-
            pacity to pay interest and repay principal is extremely strong.
               AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
               A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
               BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened ca-pacity to pay interest and repay principal for debt in this cate-gory than in higher-rated categories.

            Speculative Grade
            Debt rated BB, B, CCC, CC, and C is regarded as having predomi-nantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.
               BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing un-certainties or exposure to adverse business, financial, or eco-nomic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

42 PIMCO Funds: Pacific Investment Management Series

               B: Debt rated B has a greater vulnerability to default but cur-
            rently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and re-pay principal. The B rating category is also used for debt subor-dinated to senior debt that is assigned an actual or implied BB or BB- rating.
               CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and re-payment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an ac-tual or implied B or B- rating.
               CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
               C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rat-ing. The C rating may be used to cover a situation where a bank-ruptcy petition has been filed, but debt service payments are con-tinued.
               CI: The rating CI is reserved for income bonds on which no in-
            terest is being paid.
               D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
               Plus (+) or Minus (-): The ratings from AA to CCC may be modi-
            fied by the addition of a plus or minus sign to show relative standing within the major rating categories.
               Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful com-pletion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such com-pletion. The investor should exercise his own judgment with re-spect to such likelihood and risk.
               r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.
               The absence of an "r" symbol should not be taken as an indica-
            tion that an obligation will exhibit no volatility or variability in total return.
               N.R.: Not rated.
               Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

            COMMERCIAL PAPER RATING DEFINITIONS
            An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several catego-ries, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:
               A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
               A-2: Capacity for timely payment on issues with this designa-
            tion is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                                                     April 1, 1998 Prospectus 43

               A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the ad-verse effects of changes in circumstances than obligations carry-ing the higher designations.
               B: Issues rated B are regarded as having only speculative ca-
            pacity for timely payment.
               C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
               D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.
               A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to mar-ket price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occa-sion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or un-availability of such information.

44 PIMCO Funds: Pacific Investment Management Series

PIMCO Funds:
Pacific Investment
Management Series

--------------------------------------------------------------------------------
INVESTMENT ADVISOR AND ADMINISTRATOR

Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660

--------------------------------------------------------------------------------
DISTRIBUTOR

PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford,
Connecticut 06902

--------------------------------------------------------------------------------
CUSTODIAN

Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105

--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

Shareholder Services, Inc., P.O. Box 5866, Denver, Colorado 80217

--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP, 1055 Broadway, Kansas City, MO 64105

--------------------------------------------------------------------------------
LEGAL COUNSEL

Dechert Price & Rhoads, 1775 Eye Street N.W., Washington, D.C. 20006

--------------------------------------------------------------------------------

For further information about the PIMCO Funds, call 1-800-426-0107.